UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08649
EII Realty Securities Trust
(Exact name of registrant as specified in charter)
640 Fifth Avenue, 8th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)
Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019
(Name and address of agent for service)
registrant’s telephone number, including area code: 212-735-9500
Date of fiscal year end: June 30
Date of reporting period: December 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2011
Semi-Annual Report

888-323-8912

E.I.I. REALTY SECURITIES TRUST

Table of Contents

Letter to Shareholders	1

Disclosure of Fund Expenses	24

Portfolio Sectors	25

Schedules of Investments	26

Statements of Assets and Liabilities	35

Statements of Operations	36

Statements of Changes in Net Assets	37

Financial Highlights	40

Notes to the Financial Statements	43

Additional Information	51

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by BNY Mellon Distributors Inc. 760 Moore Rd., King of Prussia, PA 19406.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

December 31, 2011
(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended December 31, 2011, the E.I. I. Realty Securities fund declined -0.1% on a per share basis compared to -1.7% for the FTSE/NAREIT Equity Index. For the calendar year ending December 31 the fund rose 11.9% compared to the Index gain of 8.3%.

2011 began with expectations of a continuing economic recovery in the US which could surprise on the upside, accompanied by a cyclical rise in interest rates as a headwind for commercial real estate and REIT valuations. By midyear a series of unforeseen and largely un-analyzable exogenous shocks had disrupted this scenario. These shocks included the Arab Spring, the Japanese earthquake and tsunami, the US sovereign debt crisis, and the Eurozone crisis. By midyear the markets were consumed by these macro events, and were broadly discounting an economic double dip scenario accompanied by a banking crisis analogous to 2008. Local real estate market activity was largely frozen and was not the primary driver of real estate securities prices. The fourth quarter brought some relief to these concerns, inspired in part by ever more accommodative monetary policy from the Federal Reserve that resulted in dramatic declines in long-term Treasury interest rates. The US emerged as a haven from the overseas turmoil, with an uptick in growth. US REITs recovered their double digit losses in the third quarter, with outperformance by higher quality issues reflecting the overall risk aversion. Notwithstanding dramatic volatility, the upper single digit returns for the calendar year met the year earlier forecasts. The fund’s focus on higher quality issues resulted in substantial outperformance for the period and for the calendar year.

2011 marked the third year in a row that the US REIT sector outperformed the broader equity markets. REITs, as measured by the FTSE NAREIT Equity REIT Index achieved a +8.4% total return for the year versus +2.1% for the S&P 500. Several key characteristics favored REITs which continue into 2012. First, REITs are essentially US centric investment vehicles and for most companies, in excess of 85% of cash flow is generated within the US. While the US faces serious issues keeping investors jittery, the US was a relatively safe haven in 2011. Also, monetary policy has brought interest rates to near record lows, the Federal Reserve has done an admirable job of keeping the markets apprised of policy goals as part of the ongoing “re-flation” efforts. Finally, the fundamental backdrop for the sector continued to improve as the year progressed.

Dividend yield was a key draw for REITs in 2011 and we expect that with interest rates remaining low on a global scale through 2012, investors will continue to gravitate towards the attractive current yields and the expectation for future dividend growth embedded in REIT shares. Our expectation is that based on current dividend payout ratios and cash flow growth potential for the sector in 2012, we will see dividend growth, on average of 10-12% in the coming year.

Market Analysis

Even with all the media coverage that dominated the global outlook for the financial markets, in the final analysis, the markets did discern what they liked and what they did not, and the results provided a wide disparity of returns within the REIT sector. The big winners in 2011 were self-storage and regional shopping malls with returns of +35.2% and +22%, respectively. The large — cap, blue-chip names dominated this year and regional malls were a good example, with Simon Property Group (SPG) achieving a phenomenal total return of +33.1%, and small-cap, secondary market owner Pennsylvania REIT being down -24.0% for the year. The self-storage sector did not see much dispersion in returns, as the largest capitalization name, Public Storage (PSA) returned +36.2%, but even their smaller peers achieved well above benchmark returns. The apartment sector turned in another strong year with a total return for the sector at +15.1%. It is important to note that the outperformance from the apartment sector was highly skewed towards the second quarter (2Q) and third quarter (3Q) periods. More recently, apartments have struggled a bit due to concerns that rent growth and net operating income (NOI) will peak later in 2012, The healthcare sector also achieved above trend performance in the year, coming in at +13.6%. The healthcare sector turned out to be one of the more acquisitive sectors on the year, with several large public-to-public deals announced as well as a few large private-to-public deals as well.

The biggest disappointment in 2011 was the lodging sector where returns were down -14.3%. Unlike the trend we saw in other sectors, the lodging large-caps were not immune from poor performance. Blue chip names Host Hotels (HST) and Starwood Hotels and Resorts (HOT) were down -16.6% and -20.33%, respectively

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2011
(unaudited)

The industrial and office sectors lagged as well with returns of -5.2% and -0.8%, respectively. While industrial fundamentals did remain somewhat lackluster in 2011, the big drag on performance for the group came from Prologis (PLD), which generates 25% of NOI from Europe. In the traditional office sector, only two office names were able to generate positive total returns for the full year, and they were Boston Properties (BXP) and Douglas Emmett (DEI) with returns of +18.1% and +12.8%, respectively. Very few US office markets saw positive leasing momentum in 2011 with BXP’s coastal markets and DEI’s in-fill Los Angeles markets being some of the few exceptions. Traditional shopping centers lagged regional malls by a large margin and returned only -0.73% in 2011. Shopping centers were hit hard as a result of the financial crisis and lost not only high profile, big box tenants such as Linens-N-things and Borders, but also lost small shop tenants that pay high rents. With what appears to be a bottoming of the bankruptcy cycle for financially strapped retailers, coupled with improvements in consumer confidence and spending, shopping centers may be poised to provide some positive surprises in 2012.

Balance sheet strength and overall flexibility continued to improve in 2011 and we anticipate that 2012 we be another active year as companies take advantage of the record low interest rate environment to further term out their maturities and provide themselves with maximum flexibility.

Capital Markets and Investment Activity

REIT Equity Capital Markets in the fourth quarter of 2011 (4Q11) continued the healing process, which started in September with several companies issuing equity via secondary offerings and at-the-market (ATM) offerings. The equity markets saw 46 equity issuances completed from September — December after a very quiet August. Five of the small-cap REITs whose equity is trading at discounts to net asset value (NAV) were also able to tap the preferred equity market. Existing REITs had ample access to equity capital throughout the quarter. However, the initial public offering (IPO) market has been very difficult to access. The 2010 and 2011 REIT IPOs have been largely disappointing.

While equity issuance was reasonably robust (notwithstanding a lack of IPOs) in 4Q11, the debt markets took a much longer time to get going. The unsecured debt market shut down for a three month period starting in August until November, and only the best of breed were able to issue new unsecured senior debt during the quarter. With the unsecured debt markets limited to the iconic REITs, the small and mid-cap names sought other financing alternatives and were successful in issuing term loans and to a lesser degree mortgage financings at compelling yields and structures. For example, Brandywine (BDN) was able to issue a 7 year term loan with a swapped-fixed rate of only 3.623% or nearly 200bps tighter than their unsecured notes which were retired with the proceeds.

Commercial mortgage-backed security (CMBS) issuance is expected to tally under $30BN in 2011 a far cry from the projected $50-60BN estimated by most analysts at the beginning of 2011. However, high quality owners have been able to access the CMBS market and the investment banks are selectively originating CMBS loans to their best clients which include the REITs. And while CMBS analysts are projecting $60-100BN of issuance for 2012, regulatory requirements surrounding Basel III1, Dodd-Frank, and NAIC regulation (insurance company investment holding requirements) remain cloudy as to who can hold CMBS, which tranches can be held and at what capital cost. With these regulatory issues hampering lending, the ability for REITs to access the Term Loan, Common, Preferred, and Unsecured debt markets will remain a big advantage over their private market brethren.

Volatility in the REIT sector spiked in August following the sovereign debt fright from the US and Europe. REIT volatility was upwards of 60% at that time. For the past three months, volatility has made a dramatic reversal and is back down to the 25% range. Liquidity in the REIT space has also moderated materially since the 3Q period.

Investment activity in the fund for the period was consistent with our full year trends. Cash was maintained in the range of 3-3.5%. We took advantage of the October sell-off to add to positions in the regional mall sector such as CBL Properties,

1 BASEL III is a global regulatory standard on bank capital adequacy, stress testing and market liquidity risk agreed upon by the members of the Basel Committee on Banking Supervision in 2010-11. Basel III strengthens bank capital requirements and introduces new regulatory requirements on bank liquidity and bank leverage.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2011
(unaudited)

Taubman Centers and Macerich. In shopping centers we added to DDR Inc. (DDR) Weingarten Realty (WRI) and Ramco Gershenson (RPT). In the office sector we added to Brookfield Properties (BPO) and SL Green (SLG).

We added a few new names to the portfolio in the period and we also existed several positions. On the buy-side, we re-initiated a position in Highwoods Properties (HIW) following an interesting acquisition in the Pittsburgh CBD, a new area of focus for the company. We also reestablished a tactical weighting in Post Properties (PPS) as the valuation stood out following the autumn sell-off in the apartment sector. On the sales side , we exited our smallish positions in Biomed Realty (BMR), Equity Residential (EQR) and Kimco Realty (KIM). In the case of Biomed and Kimco, our goal was to consolidate our sector weightings in names with more attractive valuations and upside potential. In specialty office, we continue to hold an overweight in Alexandria Equities (ARE) and in shopping centers, we added to core weightings in DDR Inc. and Weingarten Realty.

Property Analysis

Office

Office sector fundamentals are on a slow and steady recovery characterized by historically low supply and modest job growth. National employment numbers improved modestly in 2011 led by gains in business services, education and healthcare, and trade but weighed down losses in financial activities, government and construction. Regional job performance leadership shifted from East to West (and Texas) in 2011. The West and Texas markets, via technology and energy drove almost 50% of the national positive net absorption for the year, according to Jones Lang LaSalle (JLL). After leading the recovery in 2009 and 2010, Washington DC fell to the bottom of the rankings, as one of the few markets with rising vacancy. New York had a mixed year, starting very strong but softening by year-end and now facing a tepid 2012 due to an uncertain outlook for financial services.

Overall, the national vacancy rate declined a respectable 100 bps in 2011 to 17.6%, including central business district (CBD) markets (14.2%) and suburban (19.6%). We believe markets less leveraged to financial services and government will continue to outperform in 2012. Nationally, we expect the pace of occupancy growth to remain unchanged in 2012 at around 75-100 bps. As a result, office REIT NOI growth should be in the 1% to 3% range in 2012 and 2013.

Industrial

Industrial demand was steady but unspectacular in 2011 despite all of the macro volatility. According to JLL, industrial vacancy ended third quarter 2011 (3Q 2011) at 13.5%, a 80 bps decline from prior year end. The major hub markets drove demand, which was mostly targeted at bulk or big box product. Despite this decrease in vacancy, only the Inland Empire has development greater than 1% of existing stock. Despite occupancy gains in 2011, rent growth has thus far been elusive in most markets. However, limited availability in the bulk warehouse segment is likely to drive meaningful rent growth ahead. Initial commentary from REIT management teams is that 4Q 2011 leasing activity remained steady despite a gloomier stock market.

Better US macros would imply better rent growth in 2012, and potentially positive leasing spreads by year end. We do believe leasing spreads will get better in the quarters ahead, and remain positive on a fundamental recovery.

Apartments

The year was highlighted by strong fundamentals which should continue to carry the sector into 2012, with the only real threat being supply which will not be a major factor until 2013/2014. The past year has seen some of the best revenue and NOI growth since the mid 2000’s, with all time low home ownership rates and tight mortgage availability further strengthening the sector. The recovery in the first half of 2011 (1H11) was largely seen in the northeast geographic markets, with Washington D.C., New York and Boston leading the pack with the highest rental growth rates up in the double digits. Improvement began on the West coast in the second half of 2011 (2H11), led by Seattle and Northern California, followed by Southern California which now seems to be picking up pace as we proceed into 2012.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2011
(unaudited)

Favorable demographics, especially among echo boomers that enjoy better employment trends and have highest propensity to rent, low near-term supply, and negative homeownership psychology should collectively support the sector through 2013. Cap rates appear steady at a range between 4.75%-5.25% for core properties in high barrier to entry markets.

Self-Storage

The storage sector’s fundamentals have strengthened throughout 2011. The property type is usually considered defensive due to its low correlation to macro indicators, but its short lease term and a history of tracking class B apartment rents have resulted in stronger than anticipated growth. Supply remains in check. Development loans are hard to obtain, and the long stabilization period for storage properties makes development unattractive. Demand has improved and was surprisingly positive in the seasonally slow third quarter. Additionally, tenant turnover is down with the average rental period increasing. As a result, absorption has been relatively strong in 2011. Occupancy is at or above peak levels for Class A product in major markets, with vacancy at roughly 10% or less. Occupancy grew 1.5% year over year (YOY) for the first three quarters.

Lower vacancy is providing a benefit to rental rates. Average YOY rental rate growth has been positive for four straight quarters and was up roughly 2.8% in 3Q11, the highest level of growth since the fourth quarter of 2007 (4Q07). For 2011, revenues are anticipated to rise more than 4.0%, and expenses are expected to increase roughly 1.0%. This should result in same-store NOI growth of approximately 6.0%. Similar top-line growth appears achievable in 2012, but upward cost pressure may lower NOI growth.

Lodging

Lodging fundamentals remain healthy compared to the long-term history, however, the macro uncertainty and high expectations outweighed the sector’s fundamental recovery for the majority of the year. There is less concern today than there was a few months ago regarding a slowdown in corporate profits. Also, employment is displaying improved strength. A potential negative is that enplanements are still forecast to shrink slightly in 2012. Consumer confidence is weak, but has rebounded from the late-summer lows. Lodging demand slowed during 2011 but it grew at 5% through November according to Smith Travel Research (STR), which was still well above its 2% long-term average. Supply growth is still below 1% and should remain below this threshold in 2012 and 2013. The environment continues to support a recovery, and as a result, occupancy has strengthened more than 4% in 2011.

Retail

Regional malls saw a recovery in tenant sales in the high-single digit range. Store occupancy and pricing flexibility steadily improved in 2011. The luxury tenant category led in terms of posting stronger sales. We expect mall REITs to post occupancy gains of approximately 0.5% for full-year 2011 and for some continued, albeit modest, growth in 2012. Leasing spreads have improved to the high-single-digit to low double digit range where mall REITs regained pricing flexibility — especially in the higher quality portfolios. As a result, we expect mall REITs to continue to push through higher rents in 2012. Finally, mall REIT management teams elected to renew leases on shorter terms than the historic norm during the worst of the financial crisis. This space now is being leased on a permanent basis where rents are up to three times higher. The stage is set for continued improvement in fundamentals in 2012.

Shopping center sector occupancy was relatively flat in 2011 and leasing spreads also remained relatively flat as companies struggled with maintaining occupancy due to continued above average tenant turn over. The sector was confronted with two large retailer bankruptcies with both Borders Books and Blockbuster filing for bankruptcy protection. In addition, demand for in-line shopping center space remained weak. The Borders and Blockbuster bankruptcies fueled negative investor sentiment with regard to retail sales shifting to the Internet and the perception that shopping centers will be more impacted than mall REITs. In addition, the electronics and office supply categories also are being disproportionately impacted by Internet sales.

Outlook

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2011
(unaudited)

While the US REIT sector has outperformed the broader equity markets for the past three years, we are not yet ready to call for a “reversion to the mean” and believe that REITs can continue to provide attractive absolute and relative returns vis-a-vis stocks and bonds. First, from a fundamental perspective, the recovery in the commercial real estate space has been muted as a result of the anemic trajectory of the economic recovery and the real estate cycle itself has also been pushed forward due to a dearth of new supply being introduced into the markets. Thus, cash flow growth will likely continue to accelerate for the next two years. Given the Federal Reserve’s stance on monetary policy, we would also anticipate with a higher degree of conviction that an accommodative environment for interest rates will remain in place through 2012, providing a strong funding backdrop for the real estate sector. Monetary policy in the US and recent monetary easing from other developed nations has created a scarcity value for safe and growing dividend income, which will continue to contribute to the desirability of the sector. More recently, an acceleration in positive momentum within the US economy has led to positive revisions to the first half of 2012 (1H12) real gross domestic product (GDP) growth forecasts, and a reduced probability that the US will be dragged into a recession if the deteriorating environment in Europe were to persist.

Looking at REIT valuations today, we believe that the sector is still pricing in the probability of a recession in 2012. If that probability is diminished from here, the sector can retrace its July 2011 levels of RMZ (Morgan Stanley REIT Index) 865, a +8% move from current levels. We also believe that a more positive economic outlook could lead to the sector trading back up to a +10-12% premium on an NAV basis. Current forecasts for cash flow growth in the sector this year are in the range of +8-10% and REIT dividend yields are currently at 3.2%. Based on the dynamics in place at this time, a total return in the range of +9 to +11% appears to be achievable for 2012.

We thank you for the support and confidence you have placed in us.

Sincerely,

Richard J. Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities — Institutional Shares

December 31, 2011
(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Realty Securities Fund and the FTSE NAREIT Equity
Index(1) and the Wilshire Real Estate Securities Index(1) From Inception (June 11, 1998) through December 31, 2011

An index is a unmanaged and does not include account charges, fees and other expenses. You cannot invest directly into an index.

	Returns for the Periods Ended December 31, 2011
	Average Annual Total Return
	Six	One	Five	Ten	Since
	Month	Year	Years	Years	Inception*

E.I.I. Realty Securities Fund	−0.11%	11.92%	−0.60%	10.07%	9.16%
FTSE NAREIT Equity Index(1)	−1.73%	8.29%	−1.42%	10.20%	9.03%
Wilshire Real Estate Securities Index(1)	−1.99%	8.56%	−2.19%	10.16%	9.17%

*	Inception date was June 11, 1998.
(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.
The Fund’s gross expense ratio is 1.44% as stated in the current prospectus.
The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2011
(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended December 31, 2011 the E.I.I. International Property Fund declined -23.4% on a per share basis compared to a decrease of -18.1% for the EPRA Developed ex-US Index. For the calendar year 2011 the fund returned -20.1% versus -15.3% for the index. Assets in the fund totaled $416.9 million at the end of the period.

The sovereign debt funding crisis throughout the Eurozone dominated the headlines for much of the period. The seemingly inevitable default of Greece threatened to spread to Italy and Spain overwhelming the ability of the fiscally stronger economies of Germany and France to provide sufficient funding. These governments, along with international funding sources such as the International Monetary Fund (IMF), demanded ever more austerity to provide additional funding, pushing much of Europe to the brink of recession. With the European banks holding much of the sovereign debt, the potential for a repeat of the global financial crisis of 2008 weighed heavily on most markets throughout the period, particularly in Asia and Europe. The European banking community came under severe pressure as the capital requirements of Basel III combined with slowing loan growth and declining profitability to reduce bank credit quality. As confidence in the banking sector waned, U.S. and other international investors sought to limit or eliminate exposure to this region’s banks and financial institutions. Credit spreads widened dramatically for the banks and the increased cost of capital limited the European banks’ ability to generate profits, further reducing the market’s confidence in this sector’s viability. Fortunately, the new head of the European Central Bank (ECB) recognizes the urgent need to provide sufficient liquidity to the banking system, and it appeared by the end of the period that a more serious financial panic has been avoided — for the moment.

Household and corporate debt levels in Europe are not problematic and a moderation of the current crisis of confidence could result in a faster paced recovery — or shallower recession — than the markets are anticipating. It is also worth noting that the unemployment rates in the most important European markets are at relatively low levels, ranging from a low of 2.4% in Norway to a high of 6.8% in Germany, with most markets in the middle single digits (5-8%). France’s unemployment rate of 9.3% is clearly the outlier among the larger economies and its highly leveraged, albeit government-controlled, banking system has not inspired much investor confidence which is clearly reflected in the 20% increase in credit default swap spreads during the period. We should note that based on 5-year credit default swap (CDS) spreads, Europe has 7 of the top 10 best credit quality countries (i.e., lowest spreads) in the world.

On a more positive note, the manufacturing and service sectors in Europe have been relatively strong, registering two months of steady improvement and the weakened currency should allow for this trend to continue. The markets are also bracing for a slowdown in government spending that will result in reduced economic growth, but the lesson in the UK so far has been the opposite. Government spending and employment have been declining steadily while the UK’s employment conditions have been improving. The UK is also benefitting from substantial global capital inflows to its property sector due to flight capital in the case of the Middle East and Russia, and “excess capital” in the case of Asian buyers from China, Malaysia, Korea, Taiwan and Australia. The British Pound is sufficiently cheap to attract buyers for its exports as well, and this may explain the relative strength of the underlying economy despite weak household consumption.

The Asian market performance during the period across all sectors was highly varied, although most markets are suffering from ongoing concerns about the pace of the Chinese economic growth, the financial crisis in Europe and the potential for a long, slow US recovery. Economic uncertainty and a lack of investor conviction on the direction and pace of global growth may explain the unusually light trading volumes that tend to exaggerate share price development and overall market volatility. Japan’s recovery from the tsunami tragedy was far faster than expected, and we now know that the economy surged 6% during the third quarter. However, this pace has clearly slowed during the fourth quarter based on most economic data. Unemployment rose from 4.1% at the end of September to 4.5% by November, most likely related to the diminishing need for staffing in the disaster areas north of Tokyo. Condominium sales surged 31% in November and small business confidence continued to improve, indicating that the overall economy is still expanding.

Hong Kong has been most affected by concerns that the China slowdown would have a major impact on residential and retail sales, but the actual data have been much stronger than expected. Retail sales rose 23.5% (YOY) in November and the expectation is for this pace of growth to have continued into December as well. While the unemployment rate ticked up from 3.3% to 3.4% in November, the level remains well below its long-term average of 5.3%.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2011
(unaudited)

Singapore’s economy was expanding strongly throughout much of the year until government efforts to dampen the growth rate started to take effect during the 4th quarter. The government shocked the market with a stamp duty increase for home purchases, raising the transaction tax from 10% to 13% of the purchase price for foreigners and merely doubling it for locals — first time homebuyers were exempted. Although this was aimed primarily at foreign buyers, the size and timing of the tax shocked the local stock market and property shares were hit particularly hard, dropping over 15% following the announcement on December 6 through the year-end.

Australia’s economy appears to have stalled as the Reserve Bank of Australia’s (RBA’s) rate reduction in early December may have been too little and too late to reinvigorate growth. Unemployment rose in the quarter to 5.3% and consumer confidence declined sharply, so it came as no surprise that retail sales have been equally disappointing. However, should the RBA become more aggressive on interest rate relief, this will pass immediately to the consumers as virtually all financing in Australia is floating rate.

Property Sector

The property sector significantly underperformed the broader equity markets in most markets with the exception of Hong Kong/China and Australia. The large outperformance by the Hong Kong companies in particular could be related to the unwinding (covering) of the exceptionally large short positions on most property shares and not based on fundamental developments. However, for the other markets like Europe, Singapore and Japan, the underperformance was more directly related to expectations of the impact of the slowdown on the sector and specific events like the property tax hike in Singapore. For Europe in particular, the banking sector crisis was viewed to have an impact on the property sector on several levels — as tenants and consumers in their local markets and sources of capital for the capital-intensive property sector.

Market Review — Europe

UK:  Throughout the year we have noted that the UK market is comprised of two highly differentiated markets — London and the rest of the UK. While London’s markets continue to grow, the rest of the UK is mired in a recession that has yet to abate. Nothing captures this trend better than the residential sector where house prices are falling throughout England and surging in London. The stimulus for the growth in London’s property market in general and housing market in particular continues to be international demand. In 2011, 75% of all houses priced about £5 million were purchased by foreigners, and prices for the top locations in London have now exceeded £6,000 per square foot, making this the most expensive city in the world. Luxury home prices in London are now 7% above the previous peak in 2008 whereas the average UK home has plunged to a 30 month low.

On the commercial property side, low vacancy rates and steady demand have pushed rental rates near their previous peaks, but only in certain sub-markets. West End rents now average £85/sf and this puts them at the top of all European markets, 50% higher than Frankfurt although barely above Moscow’s level. While some leases for hedge fund office space in the most prestigious locations have been signed at the £100 level, this is 30% below the previous peak. For the year, the amount of space leased in the West End (over 2.6 million sf) reached the highest level since the peak in 2007.

The financial district (the City) has experienced a more tepid recovery in rents and remains £30/sf below the West End for high quality office space. Landlords in the City have been more anxious to accede to tenants’ requests given the potential for new supply in this market and as a result, projects are being deferred or even converted to residential use. In either case, we do not expect much rental growth over the coming year as rents are peaking in the West End and weak tenant demand in the City should limit the upside potential. Investor demand for office space has remained strong all year and cap rates are now below 4% for the West End and 5% in the City which are at or below their previous peaks in 2008.

As might be expected the weak housing market in the UK ex-London is also reflective of the property sector for office as well as retail space with the exception of well-located shopping centers. Low consumer confidence and rising retailer insolvencies have resulted in sliding valuations for out-of-town shops and office buildings. Excess supply in some markets has exacerbated the problem, although it is now clear that the lack of capital could suppress the creation of new supply for the next several years.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2011
(unaudited)

As for the UK REITs, they are now in the enviable position of being able to secure capital on better terms than their private equity counterparts, and this should enable them to continue to increase market share. The largest UK REIT, Land Securities, raised over £1 billion of 5-year debt financing from a bank group at 120bps over (London Interbank Offered Rate) LIBOR. This was a significant market development as the funds came from banks which we presumed to have no appetite for the sector, although we should note that the spread was far higher than their previous spread of 30bps.

France.  While its banking sector has suffered and government debt may be downgraded, the Paris office market reached its highest level of leasing in 5 years, although most of this activity occurred earlier in the year. The fourth quarter was among the weakest, reflecting the downshift in global sentiment that has been evident in nearly all markets. Investment activity was strong throughout the year and almost 30% higher than in 2010, with nearly half of the volume closing during the fourth quarter. Despite declining supplies and an already low vacancy rate in the prime Paris market (4-5%), rental rates are expected to remain stable due to the uncertain economic environment and landlord’s general willingness to compromise in order to attract or retain tenants. However, lease contracts in France provide for an inflation adjustment that this year will be nearly 7% (after being negative last year), and this will provide some upside to the rents. As in the case of the UK, the public property companies were able to demonstrate their access to capital, with the largest company, Unibail, raising €1 billion during the fourth quarter. Unlike its UK peer, Unibail raised this capital from the public bond market and the demand was sufficiently strong that the company was able to achieve very attractive rates (3.5-3.875%) for the 4.5 year financing.

Despite the strong demand for property in Paris, the property shares remain at depressed levels relative to value, averaging 25-35% discounts to NAV. While not quite as extreme as the levels reached following the Lehman collapse, the valuations assume no rental growth for the next two years and give no credit for asset repositioning, redevelopment or new development.

Germany.  Europe’s strongest economy began to show signs of weakness during the fourth quarter although the December confidence surveys (IFO) were more positive than expected, rising steadily since reaching a near-term low in September. As for the property sector, there were significant developments in the German open-end fund marketplace which has been suffering for several years due largely to its fundamental structural deficiencies. The funds invest long-term but permit investors to redeem on a daily basis as necessary — until the funds run out of liquidity and they have to close. The funds that have been closed have assets totaling over €16 billion and must sell assets in order to fund investor demands. Their portfolios include assets from all over Europe, especially the UK, and this selling activity could put some pressure on asset prices over the near-term. We had hoped that the government would finally put an end to this flawed structure in favor of the existing REIT legislation, however, it appears that the fees garnered by the promoters — German Banks and mutual funds — are sufficiently lucrative that the demise of these funds cannot yet be predicted.

Market Review — Asia

Japan.  During the period the Japanese REITs continued to receive direct investment support from the government in an effort to stimulate real estate market activity. While this has enabled some of the development companies like Mitsubishi Estate that controls one of the largest JREITs to transfer property to its captive JREIT at an attractive price and secure additional liquidity, the government stimulus has had a limited effect for several reasons. The stimulus was known to be finite and temporary, so foreign shareholders took advantage of the short-term increase in share prices to exit the sector, limiting the potential for further share price appreciation. Pension funds have also begun to reduce their exposure to JREITs in favor of direct investment to avoid the volatility of these essentially publicly listed savings vehicles. Another reason for downside risk for the JREITs over the longer term is their recent increase in investments in special purpose real estate companies that are opaque and generally highly leveraged property holding companies. This effectively allows the JREITs to secure capital off-balance sheet without going to the public markets for equity which is the normal route. We are hopeful that the general lack of success of the JREIT concept will encourage the government to expand the structure to incorporate all property companies as is the case in Europe and the US.

Japan’s housing market has been generally moribund, but the condominium market shot up late in the quarter with sales rising 31% YOY in November after sliding 9.3% the month before. Tokyo’s office market vacancy rate rose to 9% in December as new deliveries and tenant cancellations resulted in a slight increase over the previous month. As rental rates are attractive to

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2011
(unaudited)

tenants for newer buildings that have higher quality structures and seismic standards, we expect this migration to continue and for vacancy rates to remain in around 9%. We should note that the vacancy rates for the higher quality companies in our portfolios are in the 3-4% range and they essentially have no availability. Despite the less than robust economic environment, these companies are benefiting from tenant demand for high quality owners and buildings regardless of the cost differential.

China.  The entire world now focuses on China’s economic policy and the condition of its real estate and banking sectors. We were pleasantly surprised with the surge in home sales in December that was most likely stimulated by the reduction in the RRR (reserve ratio requirement) and government statements that the housing sector was no longer “bubbly”. In fact, home prices in many markets have been eroding and the risks to increased inflation have clearly diminished. By the end of the period, home prices in 100 major cities had declined for the fourth straight month and the government is clearly taking comfort in the trend. Home sales for one of the largest companies in China, CR Land (a state-owned enterprise, or SOE), rose nearly 150% month over month (MOM), resulting in annual sales which were 20% above the company’s expectations. In fact, the higher quality developers met sales targets for the year and were also able to maintain margins despite price reductions for some of their products.

The office sector in China, which has avoided any government actions to limit growth, enjoyed very strong demand throughout the year, especially Beijing where grade-A office rents rose 40% and the vacancy rate declined to 4%. This market’s office vacancy rate only two years ago was 35%, so this is quite an improvement.

Hong Kong.  The surge in home prices in Hong Kong throughout the year led to efforts by the government to both limit the potential for further price acceleration and stimulate the development of low-income housing. However, it appears to have failed at both tasks as demand remains strong for new properties and pricing is elevated, although seems to be stabilizing. Demand from the Mainland Chinese has not abated, accounting for 30-40% of new home acquisitions. Secondary home sales have languished due to the 50% down-payment requirement, rising mortgage rates and transaction taxes. On average, house prices rose 9.4% in 2011, but actually declined 4.3% in the fourth quarter (Q4), much of which was concentrated in December. The price decline may have been the result of an increase in project launches by developers which are selling well but have generally required discounts and loan subsidies.

The office market in Hong Kong has experienced surging rents over the past 2 years due to shrinking supply and rising demand, rising 15% during 2011. However, prime rents declined 4.5% quarter over quarter (QOQ) in the fourth quarter as tenants sought alternatives to what has become the most expensive office market in the world. While most market analysts are suggesting that rents may fall sharply in the coming year, the currently low vacancy rate of less than 4% in the overall prime market and virtually no new supply being delivered over the next few years, this seems unlikely. We expect the office market rents in Hong Kong to soften somewhat on diminished demand due to a general global slowdown, but not the 40% fall that some are projecting. As most of the property companies are trading at 40-50% discounts to NAV currently, we are confident that the market has over-corrected for this potential downside risk.

As in the case of the office market, expectations for a sharp decline in retail sales have been fully discounted in share prices for the Hong Kong listed companies. Retail space is even more difficult to find for prospective tenants than office space and rents continue to rise. The market was surprised by the surge in retail sales in November (up 23.5% YOY) and it appears that this trend continued through year-end. As for retail rents, they have reached relatively high levels and we would not expect substantial increases going forward unless the pace of economic activity in the region increased materially.

Singapore.  The government really caught the market by surprise with its sudden increase in the buyer’s stamp duty on December 7. This sudden action may have been precipitated by the government’s reaction to the massive lines of people waiting to buy apartments who started to queue days before the launch, sleeping outside on the sidewalk until they were allowed to bid. While the tax increase was most heavily weighted toward the foreign buyers, the message to the market was clear that the government wants to limit the pace of home price increases. First-time home buyers and local residents seeking to upgrade their homes are not affected, but the luxury segment will suffer as this market derives substantial revenues from off-shore buyers. As for the broader housing market, demand may slow somewhat but the early indications based on December project launches have been more positive than expected. Low mortgage rates, high employment and rising incomes should mollify the impact of the tax increases, and we would expect house prices to fall only 5-10% during 2012.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2011
(unaudited)

Despite this relatively benign downtrend in home prices, the share prices for the Singaporean developers have fallen to 40-50% below NAV, reacting to market sentiment and global issues — and low trading volumes.

The Singapore office market has been under pressure since the overbuilding on the island became evident several years ago. The excess supply combined with the potential for shrinking demand in the financial services sector is putting more downward pressure on rents, and rents could fall to the lows last reached in 2008. While this possibility has clearly been discounted in local share prices that are now trading at historically wide discounts to NAV of over 40%, we are less pessimistic given current demand levels and overall economic activity. Investors have been active in this market, with investment sales up 42% in 2011 over the prior year at price levels that are well above those suggested by the public market.

Australia.  The central bank in Australia (RBA) has been concerned about rising inflation and anxious to raise rates — until the global economy began to slide in the second half of the year. Now the RBA has suggested that it is willing to continue to lower rates as needed for the foreseeable future after two 25bps cuts in the fourth quarter. The potential for reduced rates has the greatest potential impact on the housing sector which experienced an uptick after the first rate cut. New home sales rose 6.8% (Seasonally Adjusted Annual Rate) in November, most of which was led by single family home development as multi-unit sales fell 17%. With a population that is relatively highly leveraged and almost all debt is floating rate, interest rate reductions can provide a fairly quick boost to demand.

Although retail sales have been weaker than expected, the retail landlords reported that their tenants enjoyed a solid Christmas season while the share prices for these REITs have been discounting a sharper slowdown in retail spending. Consequently, there is considerable upside potential in the share prices provided the economy does not deteriorate further.

The office market in Australia continues to be dominated by good news in Western Australia, the commodity center, and mediocre to poor prospects for the more populous eastern half of the country. Office vacancy in Perth, the largest city in the west, is expected to reach to 2.5% in the near-term given strong demand for space and rents continue to rise. Conversely, the cities that are more dependent on the financial services sector like Sydney and to a lesser degree Melbourne, are experiencing limited tenant activity and limited potential for rental growth.

Third Quarter 2011 Performance and Outlook

Performance

Asia was particularly weak during the six month period. One of the most impacted regions was Hong Kong, which declined by 23% in local currency (price only), though it rose 6.5% in the fourth quarter indicating that a recovery may be underway. The performance was highly variable among the stocks. We have been emphasizing retail developers due to the rising level of disposable incomes throughout the region, but a sharp recovery in residential developers caused some underperformance in the fourth quarter. Singapore’s stamp duty had a severely negative impact on the stocks, declining 18% in the period of which 15% came in the month of December following the implementation of the tax. The strongest performance in the Asian region came from Thailand’s Central Pattana which rose close to 30% in the period despite the catastrophic flooding and political uncertainty that has dominated this country throughout the year. Japan’s property companies also struggled during the quarter, declining 18% over the period despite surging 10% in October alone.

Despite being at the epicenter of the financial crisis, European property shares were generally flat overall but highly variable by market and country. The UK market was slightly negative, while France was slightly positive, really surprising given that country’s financial condition relative to its peers. As could be expected, property companies in Spain and Italy were most affected by the downturn, but these markets are marginal in size and number of companies in the property sector.

Outlook

Now that the gap between share prices and underlying property values has reached its widest level in many years, decades in some cases, it appears that the market is oversold by 15-25%. Declining supply, stable demand, strong investor demand for property and the prospect of a period of long-term benign interest rates should result in a recovery in share prices. The key question is one of timing, and at the moment the marketplace is strained by the triple threat of a sharp Chinese slowdown, a

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2011
(unaudited)

Eurozone meltdown, and a slowing US economy. With most stocks discounting the occurrence of the “triple threat”, we would expect that even a modest recovery in one or all of the above negative conditions will stimulate a sharp recovery in share prices. Based on the latest economic data from the US and China, some positive news could emerge which could narrow the wide discount to NAV gap.

We have made the assumption in our analysis that Europe will not melt down and will ultimately “resolve” the major challenges facing it — to no one’s complete satisfaction. However, the fact that these economies are currently addressing their issues is a positive and we are comforted by the fact that savings rates and household debt remain at healthy levels which could support a recovery when and as confidence recovers. Note that even in besieged France, consumer confidence rose unexpectedly in December and remains on a positive uptrend. There are some positive economic trends that will ultimately be aided by the cheaper Euro and a sustained period of low interest rates now that Mr. Draghi is in charge of the ECB.

The other major issue for our sector and the global economy is clearly China, and here the evidence is also indicating an uptrend. We will probably have to wait until the end of the Chinese New Year celebrations for a clearer picture to emerge, but the reports from retailers and housing developers have already been better than expected. However, this trend could clearly be upset by negative developments in the EU and US. Based on the historically high discounts to NAV in the Asian region and very low levels of leverage, both companies and households, we will maintain our overweight to the Hong Kong market overall and certain other Asian companies in particular. We expect that the company quarters will continue to reward stock selection has they have over the past 12 months in all markets.

We thank you for your support and the trust you have placed in us.

Sincerely,

Richard J. Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund — Institutional Shares

December 31, 2011
(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. International Property Fund, the FTSE EPRA / NAREIT Developed ex-US Index(1) and the 60/40 Custom Benchmark(2) From Inception (July 1, 2004) through December 31, 2011

Note:	(1)	FTSE EPRA / NAREIT Developed ex US Index in USD
	(2)	FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund. An index is a unmanaged and does not include account charges, fees and other expenses. You cannot invest directly into an index.

	Returns for the Periods Ended December 31, 2011
	Average Annual Total Return
	Six	One	Five	Since
	Month	Year	Years	Inception*

E.I.I. International Property Fund	−23.35%	−20.13%	−7.40%	7.09%
60/40 Custom Benchmark(1)	−21.95%	−15.20%	−9.82%	4.30%
FTSE EPRA / NAREIT Developed ex-US Index(2)	−18.09%	−15.35%	−7.55%	5.53%

*	Inception date was July 1, 2004.
(1)	FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund.
(2)	FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.03% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2011
(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended December 31, 2011 the E.I.I. Global Property Fund declined -12.6% on a per share basis compared to a decrease of -11.2% for the EPRA/NAREIT Developed Index. For the calendar year 2011 the fund returned -5.9% versus -5.8% for the index. Assets in the fund totaled $358.6 million at the end of the period.

20ll began with expectations of a continuing cyclical recovery in the US and Europe stemming in part from fiscal and monetary stimulus dating back to the 2008 financial crisis, in contrast to growing restrictive policies in Asia in reaction of secularly stronger growth and rising inflation risks. By midyear a series of unforeseen and largely un-analyzable exogenous shocks had disrupted this scenario. These shocks included the Arab Spring, the Japanese earthquake and tsunami, the US sovereign debt crisis, and the Eurozone crisis. At the beginning of this reporting period at midyear the markets were consumed by these macro events, and were broadly discounting an economic double dip scenario accompanied by a banking crisis analogous to 2008. Local real estate market activity was largely frozen and was not the primary driver of real estate securities prices.

The sovereign debt funding crisis throughout the Eurozone dominated the headlines for much of the period. The seemingly inevitable default of Greece threatened to spread to Italy and Spain overwhelming the ability of the fiscally stronger economies of Germany and France to provide sufficient funding. These governments, along with international funding sources such as the IMF, demanded ever more austerity to provide additional funding, pushing much of Europe to the brink of recession. With the European banks holding much of the sovereign debt, the potential for a repeat of the global financial crisis of 2008 weighed heavily on most markets throughout the period, particularly in Asia and Europe. The European banking community came under severe pressure as the capital requirements of Basel III combined with slowing loan growth and declining profitability to reduce bank credit quality. As confidence in the banking sector waned, U.S. and other international investors sought to limit or eliminate exposure to this region’s banks and financial institutions. Credit spreads widened dramatically for the banks and the increased cost of capital limited the European banks’ ability to generate profits, further reducing the market’s confidence in this sector’s viability. Fortunately, the new head of the ECB recognizes the urgent need to provide sufficient liquidity to the banking system, and it appeared by the end of the period that a more serious financial panic has been avoided — for the moment.

The economic underpinnings in Europe are not as dire as the currency and resulting banking crisis would imply. Household and corporate debt levels in Europe are not problematic and a moderation of the current crisis of confidence could result in a faster paced recovery — or shallower recession — than the markets are anticipating. It is also worth noting that the unemployment rates in the most important European markets are at relatively low levels, ranging from a low of 2.4% in Norway to a high of 6.8% in Germany, with most markets in the middle single digits (5-8%). France’s unemployment rate of 9.3% is clearly the outlier among the larger economies and its highly leveraged, albeit government-controlled, banking system has not inspired much investor confidence which is clearly reflected in the 20% increase in credit default swap spreads during the period. We should note that based on 5-year CDS spreads, Europe has 7 of the top 10 best credit quality countries (i.e., lowest spreads) in the world.

On a more positive note, the manufacturing and service sectors in Europe have been relatively strong, registering two months of steady improvement and the weakened currency should allow for this trend to continue. The markets are also bracing for a slowdown in government spending that will result in reduced economic growth, but the lesson in the UK so far has been the opposite. Government spending and employment have been declining steadily while the UK’s employment conditions have been improving. The UK is also benefitting from substantial global capital inflows to its property sector due to flight capital in the case of the Middle East and Russia, and “excess capital” in the case of Asian buyers from China, Malaysia, Korea, Taiwan and Australia. The British Pound is sufficiently cheap to attract buyers for its exports as well, and this may explain the relative strength of the underlying economy despite weak household consumption.

The Asian market performance during the period across all sectors was highly varied, although most markets are suffering from ongoing concerns about the pace of the Chinese economic growth, the financial crisis in Europe and the potential for a long, slow US recovery. Economic uncertainty and a lack of investor conviction on the direction and pace of global growth may explain the unusually light trading volumes that tend to exaggerate share price development and overall market

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

volatility. Japan’s recovery from the tsunami tragedy was far faster than expected, and we now know that the economy surged 6% during the third quarter. However, this pace has clearly slowed during the fourth quarter based on most economic data. Unemployment rose from 4.1% at the end of September to 4.5% by November, most likely related to the diminishing need for staffing in the disaster areas north of Tokyo. Condominium sales surged 31% in November and small business confidence continued to improve, indicating that the overall economy is still expanding.

Hong Kong has been most affected by concerns that the China slowdown would have a major impact on residential and retail sales, but the actual data have been much stronger than expected. Retail sales rose 23.5% (YOY) in November and the expectation is for this pace of growth to have continued into December as well. While the unemployment rate ticked up from 3.3% to 3.4% in November, the level remains well below its long-term average of 5.3%.

Singapore’s economy was expanding strongly throughout much of the year until government efforts to dampen the growth rate started to take effect during the 4th quarter. The government shocked the market with a stamp duty increase for home purchases, raising the transaction tax from 10% to 13% of the purchase price for foreigners and merely doubling it for locals — first time homebuyers were exempted. Although this was aimed primarily at foreign buyers, the size and timing of the tax shocked the local stock market and property shares were hit particularly hard, dropping over 15% following the announcement on December 6 through the year-end.

Australia’s economy appears to have stalled as the RBA’s rate reduction in early December may have been too little and too late to reinvigorate growth. Unemployment rose in the quarter to 5.3% and consumer confidence declined sharply, so it came as no surprise that retail sales have been equally disappointing. However, should the RBA become more aggressive on interest rate relief, this will pass immediately to the consumers as virtually all financing in Australia is floating rate.

In the US the body blow to confidence brought on by the debt ceiling confrontation in August which nearly resulted in a self-induced default on Treasury issues, was countered by the Federal Reserve with Operation Twist. This was the latest in a series of hyper-aggressive monetary policy maneuvers which swaps short-term for longer-term Treasury issues in the Fed’s $2.8T portfolio. The result is one of the most dramatic rallies in history in long-term Treasury bonds, with yields falling across the curve to below 2% on the10-year and 3% on the 30-year. With this added stimulus, the US emerged as a haven from the overseas turmoil, with an uptick in growth. US REITs recovered their double digit losses in the third quarter, with outperformance by higher quality issues reflecting the overall risk aversion.

Notwithstanding dramatic volatility, the upper single digit returns for the calendar year met the year earlier forecasts. The fund’s focus on higher quality issues resulted in substantial outperformance in the US holdings of the fund for the period and for the calendar year.

Property Sector

The property sector significantly underperformed the broader equity markets in most international markets. For Europe in particular, the banking sector crisis was viewed to have an impact on the property sector on several levels — as tenants and consumers in their local markets and sources of capital for the capital-intensive property sector. Despite being at the epicenter of the financial crisis, European property shares were generally flat overall but highly variable by market and country. The UK market was slightly negative, while France was slightly positive, really surprising given that country’s financial condition relative to its peers. As could be expected, property companies in Spain and Italy were most affected by the downturn, but these markets are marginal in size and number of companies in the property sector.

Asia was particularly weak during the six month period. One of the most impacted regions was Hong Kong, which declined by 23% in local currency (price only), though it rose 6.5% in the fourth quarter indicating that a recovery may be underway. The performance was highly variable among the stocks. We have been emphasizing retail developers due to the rising level of disposable incomes throughout the region, but a sharp recovery in residential developers caused some underperformance in the fourth quarter. Singapore’s stamp duty had a severely negative impact on the stocks, declining 18% in the period of which 15% came in the month of December following the implementation of the tax. The strongest performance in the Asian region came from Thailand’s Central Pattana which rose close to 30% in the period despite the catastrophic flooding and political

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

uncertainty that has dominated this country throughout the year. Japan’s property companies also struggled during the quarter, declining 18% over the period despite surging 10% in October alone.

In the US 2011 marked the third year in a row that the REIT sector outperformed the broader equity markets. REITs, as measured by the FTSE NAREIT Equity REIT Index achieved a +8.4% total return for the year versus +2.1% for the S&P 500. Several key characteristics favored REITs which continue into 2012. First, REITs are essentially US centric investment vehicles and for most companies, in excess of 85% of cash flow is generated within the US. While the US faces serious issues keeping investors jittery, the US was a relatively safe haven in 2011. Also, monetary policy has brought interest rates to near record lows, the Federal Reserve has done an admirable job of keeping the markets apprised of policy goals as part of the ongoing “re-flation” efforts. Finally, the fundamental backdrop for the sector continued to improve as the year progressed.

Dividend yield was a key draw for REITs in 2011 and we expect that with interest rates remaining low on a global scale through 2012, investors will continue to gravitate towards the attractive current yields and the expectation for future dividend growth embedded in REIT shares. Our expectation is that based on current dividend payout ratios and cash flow growth potential for the sector in 2012, we will see dividend growth, on average of 10-12% in the coming year.

Even with all the media coverage that dominated the global outlook for the financial markets, in the final analysis, the markets did discern what they liked and what they did not, and the results provided a wide disparity of returns within the REIT sector. The big winners in 2011 were self-storage and regional shopping malls with returns of +35.2% and +22%, respectively. The large — cap, blue-chip names dominated this year and regional malls were a good example, with Simon Property Group (SPG) achieving a phenomenal total return of +33.1%, and small-cap, secondary market owner Pennsylvania REIT being down -24.0% for the year. The self-storage sector did not see much dispersion in returns, as the largest capitalization name, Public Storage (PSA) returned +36.2%, but even their smaller peers achieved well above benchmark returns. The apartment sector turned in another strong year with a total return for the sector at +15.1%. The healthcare sector also achieved above trend performance in the year, coming in at +13.6%. The healthcare sector turned out to be one of the more acquisitive sectors on the year, with several large public-to-public deals announced as well as a few large private-to-public deals as well.

The biggest disappointment in 2011 was the lodging sector where returns were down -14.3%. Unlike the trend we saw in other sectors, the lodging large-caps were not immune from poor performance. Blue chip names Host Hotels (HST) and Starwood Hotels and Resorts (HOT) were down -16.6% and -20.33%, respectively

The industrial and office sectors lagged as well with returns of -5.2% and -0.8%, respectively. While industrial fundamentals did remain somewhat lackluster in 2011, the big drag on performance for the group came from Prologis (PLD), which generates 25% of NOI from Europe. In the traditional office sector, only two office names were able to generate positive total returns for the full year, and they were Boston Properties (BXP) and Douglas Emmett (DEI) with returns of +18.1% and +12.8%, respectively. Very few US office markets saw positive leasing momentum in 2011 with BXP’s coastal markets and DEI’s in-fill Los Angeles markets being some of the few exceptions. Traditional shopping centers lagged regional malls by a large margin and returned only -0.73% in 2011. Shopping centers were hit hard as a result of the financial crisis and lost not only high profile, big box tenants such as Lines-N-things and Borders, but also lost small shop tenants that pay high rents.

Balance sheet strength and overall flexibility continued to improve in 2011 and we anticipate that 2012 we be another active year as companies take advantage of the record low interest rate environment to further term out their maturities and provide themselves with maximum flexibility.

Market Review — Europe

UK:  Throughout the year we have noted that the UK market is comprised of two highly differentiated markets — London and the rest of the UK. While London’s markets continue to grow, the rest of the UK is mired in a recession that has yet to abate. Nothing captures this trend better than the residential sector where house prices are falling throughout England and surging in London. The stimulus for the growth in London’s property market in general and housing market in particular continues to be international demand. In 2011, 75% of all houses priced about £5 million were purchased by foreigners, and

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

prices for the top locations in London have now exceeded £6,000 per square foot, making this the most expensive city in the world. Luxury home prices in London are now 7% above the previous peak in 2008 whereas the average UK home has plunged to a 30 month low.

On the commercial property side, low vacancy rates and steady demand have pushed rental rates near their previous peaks, but only in certain sub-markets. West End rents now average £85/sf and this puts them at the top of all European markets, 50% higher than Frankfurt although barely above Moscow’s level. While some leases for hedge fund office space in the most prestigious locations have been signed at the £100 level, this is 30% below the previous peak. For the year, the amount of space leased in the West End (over 2.6 million sf) reached the highest level since the peak in 2007.

The financial district (the City) has experienced a more tepid recovery in rents and remains £30/sf below the West End for high quality office space. Landlords in the City have been more anxious to accede to tenants’ requests given the potential for new supply in this market and as a result, projects are being deferred or even converted to residential use. Investor demand for office space has remained strong all year and cap rates are now below 4% for the West End and 5% in the City which are at or below their previous peaks in 2008.

As might be expected the weak housing market in the UK ex-London is also reflective of the property sector for office as well as retail space with the exception of well-located shopping centers. Low consumer confidence and rising retailer insolvencies have resulted in sliding valuations for out-of-town shops and office buildings. Excess supply in some markets has exacerbated the problem, although it is now clear that the lack of capital could suppress the creation of new supply for the next several years.

As for the UK REITs, they are now in the enviable position of being able to secure capital on better terms than their private equity counterparts, and this should enable them to continue to increase market share. The largest UK REIT, Land Securities, raised over £1 billion of 5-year debt financing from a bank group at 120bps over LIBOR. This was a significant market development as the funds came from banks which we presumed to have no appetite for the sector, although we should note that the spread was far higher than their previous spread of 30bps.

France.  While its banking sector has suffered and government debt may be downgraded, the Paris office market reached its highest level of leasing in 5 years, although most of this activity occurred earlier in the year. The fourth quarter was among the weakest, reflecting the downshift in global sentiment that has been evident in nearly all markets. Investment activity was strong throughout the year and almost 30% higher than in 2010, with nearly half of the volume closing during the fourth quarter. Despite declining supplies and an already low vacancy rate in the prime Paris market (4-5%), rental rates are expected to remain stable due to the uncertain economic environment and landlord’s general willingness to compromise in order to attract or retain tenants. However, lease contracts in France provide for an inflation adjustment that this year will be nearly 7% (after being negative last year), and this will provide some upside to the rents. As in the case of the UK, the public property companies were able to demonstrate their access to capital, with the largest company, Unibail, raising €1 billion during the fourth quarter. Unlike its UK peer, Unibail raised this capital from the public bond market and the demand was sufficiently strong that the company was able to achieve very attractive rates (3.5-3.875%) for the 4.5 year financing.

Despite the strong demand for property in Paris, the property shares remain at depressed levels relative to value, averaging 25-35% discounts to NAV. While not quite as extreme as the levels reached following the Lehman collapse, the valuations assume no rental growth for the next two years and give no credit for asset repositioning, redevelopment or new development.

Germany.  Europe’s strongest economy began to show signs of weakness during the fourth quarter although the December confidence surveys (IFO) were more positive than expected, rising steadily since reaching a near-term low in September. As for the property sector, there were significant developments in the German open-end fund marketplace which has been suffering for several years due largely to its fundamental structural deficiencies. The funds invest long-term but permit investors to redeem on a daily basis as necessary — until the funds run out of liquidity and they have to close. The funds that have been closed have assets totaling over €16 billion and must sell assets in order to fund investor demands. Their portfolios include assets from all over Europe, especially the UK, and this selling activity could put some pressure on asset prices over the near-term. We had hoped that the government would finally put an end to this flawed structure in favor of the existing

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

REIT legislation; however, it appears that the fees garnered by the promoters — German Banks and mutual funds — are sufficiently lucrative that the demise of these funds cannot yet be predicted.

Market Review — Asia

Japan.  During the period the Japanese REITs continued to receive direct investment support from the government in an effort to stimulate real estate market activity. While this has enabled some of the development companies like Mitsubishi Estate that controls one of the largest JREITs to transfer property to its captive JREIT at an attractive price and secure additional liquidity, the government stimulus has had a limited effect for several reasons. The stimulus was known to be finite and temporary, so foreign shareholders took advantage of the short-term increase in share prices to exit the sector, limiting the potential for further share price appreciation. Pension funds have also begun to reduce their exposure to JREITs in favor of direct investment to avoid the volatility of these essentially publicly listed savings vehicles. Another reason for downside risk for the JREITs over the longer term is their recent increase in investments in special purpose real estate companies that are opaque and generally highly leveraged property holding companies. This effectively allows the JREITs to secure capital off-balance sheet without going to the public markets for equity which is the normal route. We are hopeful that the general lack of success of the JREIT concept will encourage the government to expand the structure to incorporate all property companies as is the case in Europe and the US.

Japan’s housing market has been generally moribund, but the condominium market shot up late in the quarter with sales rising 31% YOY in November after sliding 9.3% the month before. Tokyo’s office market vacancy rate rose to 9% in December as new deliveries and tenant cancellations resulted in a slight increase over the previous month. As rental rates are attractive to tenants for newer buildings that have higher quality structures and seismic standards, we expect this migration to continue and for vacancy rates to remain in around 9%. We should note that the vacancy rates for the higher quality companies in our portfolios are in the 3-4% range and they essentially have no availability. Despite the less than robust economic environment, these companies are benefiting from tenant demand for high quality owners and buildings regardless of the cost differential.

China.  The entire world now focuses on China’s economic policy and the condition of its real estate and banking sectors. We were pleasantly surprised with the surge in home sales in December that was most likely stimulated by the reduction in the RRR (reserve ratio requirement) and government statements that the housing sector was no longer “bubbly”. In fact, home prices in many markets have been eroding and the risks to increased inflation have clearly diminished. By the end of the period, home prices in 100 major cities had declined for the fourth straight month and the government is clearly taking comfort in the trend. Home sales for one of the largest companies in China, CR Land (a state-owned enterprise, or SOE), rose nearly 150% MOM, resulting in annual sales which were 20% above the company’s expectations. In fact, the higher quality developers met sales targets for the year and were also able to maintain margins despite price reductions for some of their products.

The office sector in China, which has avoided any government actions to limit growth, enjoyed very strong demand throughout the year, especially Beijing where grade-A office rents rose 40% and the vacancy rate declined to 4%. This market’s office vacancy rate only two years ago was 35%, so this is quite an improvement.

Hong Kong.  The surge in home prices in Hong Kong throughout the year led to efforts by the government to both limit the potential for further price acceleration and stimulate the development of low-income housing. However, it appears to have failed at both tasks as demand remains strong for new properties and pricing is elevated, although seems to be stabilizing. Demand from the Mainland Chinese has not abated, accounting for 30-40% of new home acquisitions. Secondary home sales have languished due to the 50% down-payment requirement, rising mortgage rates and transaction taxes. On average, house prices rose 9.4% in 2011, but actually declined 4.3% in Q4, much of which was concentrated in December. The price decline may have been the result of an increase in project launches by developers which are selling well but have generally required discounts and loan subsidies.

The office market in Hong Kong has experienced surging rents over the past 2 years due to shrinking supply and rising demand, rising 15% during 2011. However, prime rents declined 4.5% (QOQ) in the fourth quarter as tenants sought

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

alternatives to what has become the most expensive office market in the world. While most market analysts are suggesting that rents may fall sharply in the coming year, the currently low vacancy rate of less than 4% in the overall prime market and virtually no new supply being delivered over the next few years, this seems unlikely. We expect the office market rents in Hong Kong to soften somewhat on diminished demand due to a general global slowdown, but not the 40% fall that some are projecting. As most of the property companies are trading at 40-50% discounts to NAV currently, we are confident that the market has over-corrected for this potential downside risk.

As in the case of the office market, expectations for a sharp decline in retail sales have been fully discounted in share prices for the Hong Kong listed companies. Retail space is even more difficult to find for prospective tenants than office space and rents continue to rise. The market was surprised by the surge in retail sales in November (up 23.5% YOY) and it appears that this trend continued through year-end. As for retail rents, they have reached relatively high levels and we would not expect substantial increases going forward unless the pace of economic activity in the region increased materially.

Singapore.  The government really caught the market by surprise with its sudden increase in the buyer’s stamp duty on December 7. This sudden action may have been precipitated by the government’s reaction to the massive lines of people waiting to buy apartments who started to queue days before the launch, sleeping outside on the sidewalk until they were allowed to bid. While the tax increase was most heavily weighted toward the foreign buyers, the message to the market was clear that the government wants to limit the pace of home price increases. First-time home buyers and local residents seeking to upgrade their homes are not affected, but the luxury segment will suffer as this market derives substantial revenues from off-shore buyers. As for the broader housing market, demand may slow somewhat but the early indications based on December project launches have been more positive than expected. Low mortgage rates, high employment and rising incomes should mollify the impact of the tax increases, and we would expect house prices to fall only 5-10% during 2012. Despite this relatively benign downtrend in home prices, the share prices for the Singaporean developers have fallen to 40-50% below NAV, reacting to market sentiment and global issues — and low trading volumes.

The Singapore office market has been under pressure since the overbuilding on the island became evident several years ago. The excess supply combined with the potential for shrinking demand in the financial services sector is putting more downward pressure on rents, and rents could fall to the lows last reached in 2008. While this possibility has clearly been discounted in local share prices that are now trading at historically wide discounts to NAV of over 40%, we are less pessimistic given current demand levels and overall economic activity. Investors have been active in this market, with investment sales up 42% in 2011 over the prior year at price levels that are well above those suggested by the public market.

Australia.  The central bank in Australia (RBA) has been concerned about rising inflation and anxious to raise rates — until the global economy began to slide in the second half of the year. Now the RBA has suggested that it is willing to continue to lower rates as needed for the foreseeable future after two 25bps cuts in the fourth quarter. The potential for reduced rates has the greatest potential impact on the housing sector which experienced an uptick after the first rate cut. New home sales rose 6.8% (Seasonally Adjusted Annual Rate) in November, most of which was led by single family home development as multi-unit sales fell 17%. With a population that is relatively highly leveraged and almost all debt is floating rate, interest rate reductions can provide a fairly quick boost to demand.

Although retail sales have been weaker than expected, the retail landlords reported that their tenants enjoyed a solid Christmas season while the share prices for these REITs have been discounting a sharper slowdown in retail spending. Consequently, there is considerable upside potential in the share prices provided the economy does not deteriorate further.

The office market in Australia continues to be dominated by good news in Western Australia, the commodity center, and mediocre to poor prospects for the more populous eastern half of the country. Office vacancy in Perth, the largest city in the west, is expected to reach to 2.5% in the near-term given strong demand for space and rents continue to rise. Conversely, the cities that are more dependent on the financial services sector like Sydney and to a lesser degree Melbourne, are experiencing limited tenant activity and limited potential for rental growth.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

Market Review — North America

Property Analysis

Office

Office sector fundamentals are on a slow and steady recovery characterized by historically low supply and modest job growth. National employment numbers improved modestly in 2011 led by gains in business services, education and healthcare, and trade but weighed down losses in financial activities, government and construction. Regional job performance leadership shifted from East to West (and Texas) in 2011. The West and Texas markets, via technology and energy drove almost 50% of the national positive net absorption for the year, according to Jones Lang LaSalle (JLL). After leading the recovery in 2009 and 2010, Washington DC fell to the bottom of the rankings, as one of the few markets with rising vacancy. New York had a mixed year, starting very strong but softening by year-end and now facing a tepid 2012 due to an uncertain outlook for financial services.

Overall, the national vacancy rate declined a respectable 100 bps in 2011 to 17.6%, including CBD markets (14.2%) and suburban (19.6%). We believe markets less leveraged to financial services and government will continue to outperform in 2012. Nationally, we expect the pace of occupancy growth to remain unchanged in 2012 at around 75-100 bps. As a result, office REIT NOI growth should be in the 1% to 3% range in 2012 and 2013.

Industrial

Industrial demand was steady but unspectacular in 2011 despite all of the macro volatility. According to JLL, industrial vacancy ended 3Q 2011 at 13.5%, a 80 bps decline from prior year end. The major hub markets drove demand, which was mostly targeted at bulk or big box product. Despite this decrease in vacancy, only the Inland Empire has development greater than 1% of existing stock. Despite occupancy gains in 2011, rent growth has thus far been elusive in most markets. However, limited availability in the bulk warehouse segment is likely to drive meaningful rent growth ahead. Initial commentary from REIT management teams is that 4Q 2011 leasing activity remained steady despite a gloomier stock market.

Better US macros would imply better rent growth in 2012, and potentially positive leasing spreads by year end. We do believe leasing spreads will get better in the quarters ahead, and remain positive on a fundamental recovery.

Apartments

The year was highlighted by strong fundamentals which should continue to carry the sector into 2012, with the only real threat being supply which will not be a major factor until 2013/2014. The past year has seen some of the best revenue and NOI growth since the mid 2000’s, with all time low home ownership rates and tight mortgage availability further strengthening the sector. The recovery in the 1H11 was largely seen in the northeast geographic markets, with Washington D.C., New York and Boston leading the pack with the highest rental growth rates up in the double digits. Improvement began on the West coast in 2H11, led by Seattle and Northern California, followed by Southern California which now seems to be picking up pace as we proceed into 2012.

Favorable demographics, especially among echo boomers that enjoy better employment trends and have highest propensity to rent, low near-term supply, and negative homeownership psychology should collectively support the sector through 2013. Cap rates appear steady at a range between 4.75%-5.25% for core properties in high barrier to entry markets.

Self-Storage

The storage sector’s fundamentals have strengthened throughout 2011. The property type is usually considered defensive due to its low correlation to macro indicators, but its short lease term and a history of tracking class B apartment rents have resulted in stronger than anticipated growth. Supply remains in check. Development loans are hard to obtain, and the long stabilization period for storage properties makes development unattractive. Demand has improved and was surprisingly positive in the seasonally slow third quarter. Additionally, tenant turnover is down with the average rental period increasing. As a result, absorption has been relatively strong in 2011. Occupancy is at or above peak levels for Class A product in major markets, with vacancy at roughly 10% or less. Occupancy grew 1.5% YOY for the first three quarters.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

Lower vacancy is providing a benefit to rental rates. Average YOY rental rate growth has been positive for four straight quarters and was up roughly 2.8% in 3Q11, the highest level of growth since 4Q07. For 2011, revenues are anticipated to rise more than 4.0%, and expenses are expected to increase roughly 1.0%. This should result in same-store NOI growth of approximately 6.0%. Similar top-line growth appears achievable in 2012, but upward cost pressure may lower NOI growth.

Lodging

Lodging fundamentals remain healthy compared to the long-term history, however, the macro uncertainty and high expectations outweighed the sector’s fundamental recovery for the majority of the year. There is less concern today than there was a few months ago regarding a slowdown in corporate profits. Also, employment is displaying improved strength. A potential negative is that enplanements are still forecast to shrink slightly in 2012. Consumer confidence is weak, but has rebounded from the late-summer lows. Lodging demand slowed during 2011 but it grew at 5% through November according to Smith Travel Research (STR), which was still well above its 2% long-term average. Supply growth is still below 1% and should remain below this threshold in 2012 and 2013. The environment continues to support a recovery, and as a result, occupancy has strengthened more than 4% in 2011.

Retail

Regional malls saw a recovery in tenant sales in the high-single digit range. Store occupancy and pricing flexibility steadily improved in 2011. The luxury tenant category led in terms of posting stronger sales. We expect mall REITs to post occupancy gains of approximately 0.5% for full-year 2011 and for some continued, albeit modest, growth in 2012. Leasing spreads have improved to the high-single-digit to low double digit range where mall REITs regained pricing flexibility — especially in the higher quality portfolios. As a result, we expect mall REITs to continue to push through higher rents in 2012. Finally, mall REIT management teams elected to renew leases on shorter terms than the historic norm during the worst of the financial crisis. This space now is being leased on a permanent basis where rents are up to three times higher. The stage is set for continued improvement in fundamentals in 2012.

Shopping center sector occupancy was relatively flat in 2011 and leasing spreads also remained relatively flat as companies struggled with maintaining occupancy due to continued above average tenant turn over. The sector was confronted with two large retailer bankruptcies with both Borders Books and Blockbuster filing for bankruptcy protection. In addition, demand for in-line shopping center space remained weak. The Borders and Blockbuster bankruptcies fueled negative investor sentiment with regard to retail sales shifting to the Internet and the perception that shopping centers will be more impacted than mall REITs. In addition, the electronics and office supply categories also are being disproportionately impacted by Internet sales.

Outlook

In Europe and Asia, now that the gap between share prices and underlying property values has reached its widest level in many years, decades in some cases, it appears that the market is oversold by 15-25%. Declining supply, stable demand, strong investor demand for property and the prospect of a period of long-term benign interest rates should result in a recovery in share prices. The key question is one of timing, and at the moment the marketplace is strained by the triple threat of a sharp Chinese slowdown, a Eurozone meltdown, and a slowing US economy. With most stocks discounting the occurrence of the “triple threat”, we would expect that even a modest recovery in one or all of the above negative conditions will stimulate a sharp recovery in share prices. Based on the latest economic data from the US and China, some positive news could emerge which could narrow the wide discount to NAV gap.

We have made the assumption in our analysis that Europe will not melt down and will ultimately “resolve” the major challenges facing it — to no one’s complete satisfaction. However, the fact that these economies are currently addressing their issues is a positive and we are comforted by the fact that savings rates and household debt remain at healthy levels which could support a recovery when and as confidence recovers. Note that even in besieged France, consumer confidence rose unexpectedly in December and remains on a positive uptrend. There are some positive economic trends that will ultimately be aided by the cheaper Euro and a sustained period of low interest rates now that Mr. Draghi is in charge of the ECB.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2011
(unaudited)

The other major issue for our sector and the global economy is clearly China, and here the evidence is also indicating an uptrend. We will probably have to wait until the end of the Chinese New Year celebrations for a clearer picture to emerge, but the reports from retailers and housing developers have already been better than expected. However, this trend could clearly be upset by negative developments in the EU and US. Based on the historically high discounts to NAV in the Asian region and very low levels of leverage, both companies and households, we will maintain our overweight to the Hong Kong market overall and certain other Asian companies in particular. We expect that the company quarters will continue to reward stock selection has they have over the past 12 months in all markets.

While the US REIT sector has outperformed the broader equity markets for the past three years, we are not yet ready to call for a “reversion to the mean” and believe that REITs can continue to provide attractive absolute and relative returns vis-a-vis stocks and bonds. First, from a fundamental perspective, the recovery in the commercial real estate space has been muted as a result of the anemic trajectory of the economic recovery and the real estate cycle itself has also been pushed forward due to a dearth of new supply being introduced into the markets. Thus, cash flow growth will likely continue to accelerate for the next two years. Given the Federal Reserve’s stance on monetary policy, we would also anticipate with a higher degree of conviction that an accommodative environment for interest rates will remain in place through 2012, providing a strong funding backdrop for the real estate sector. Monetary policy in the US and recent monetary easing from other developed nations has created a scarcity value for safe and growing dividend income, which will continue to contribute to the desirability of the sector. More recently, an acceleration in positive momentum within the US economy has led to positive revisions to 1H12 real GDP growth forecasts, and a reduced probability that the US will be dragged into a recession if the deteriorating environment in Europe were to persist.

Looking at REIT valuations today, we believe that the sector is still pricing in the probability of a recession in 2012. If that probability is diminished from here, the sector can retrace its July 2011 levels of RMZ (Morgan Stanley REIT Index) 865, a +8% move from current levels. We also believe that a more positive economic outlook could lead to the sector trading back up to a +10-12% premium on an NAV basis. Current forecasts for cash flow growth in the sector this year are in the range of +8-10% and REIT dividend yields are currently at 3.2%. Based on the dynamics in place at this time, a total return in the range of +9 to +11% appears to be achievable for 2012.

We thank you for the support and confidence you have placed in us.

Sincerely,

Richard J. Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund — Institutional Shares

December 31, 2011
(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Global Property Fund and the
FTSE EPRA / NAREIT Developed Index From Inception (February 1, 2007) through December 31, 2011

Note:	(1)	FTSE EPRA / NAREIT Developed Index in USD
An Index is unmanaged and does not take into account charges, fees, taxes and other expenses. You cannot invest directly into an index.

	Returns for the Periods Ended December 31, 2011
	Average Annual Total Return
	Six	One	Three	Since
	Month	Year	Years	Inception*

E.I.I. Global Property Fund	−12.60%	−5.90%	16.66%	−5.97%
FTSE EPRA / NAREIT Developed Index(1)	−11.21%	−5.82%	16.17%	−6.48%

*	Inception date was February 1, 2007.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.
The Fund’s gross expense ratio is 1.03% as stated in the current prospectus.
The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period July 1, 2011 to December 31, 2011
Expense Table
	Beginning	Ending	Expenses	Net
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	7/1/2011	12/31/2011	Period*	Ratio

E.I.I. Reality Securities Fund
Actual Fund Return	$1,000,000.00	$998,900.00	$4,019.65	0.80%
Hypothetical 5% Return	$1,000,000.00	$1,021,114.75	$4,064.32	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000,000.00	$766,500.00	$4,440.38	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,020,109.29	$5,077.87	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000,000.00	$874,000.00	$4,710.60	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,020,109.29	$5,077.87	1.00%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 366 days.

E.I.I. REALTY SECURITIES TRUST

As of December 31, 2011
(unaudited)

E.I.I. Realty Securities Fund

Sectors[1]

Apartments	17.81%
Office Property	17.65%
Regional Malls	17.44%
Healthcare	12.03%
Shopping Centers	9.55%
Self Storage	6.97%
Industrials	5.70%
Diversified	4.73%
Hotels & Lodging	3.96%
Short-Term Investment	1.94%
Mixed	1.10%

Subtotal	98.88%
Other Assets In Excess Of Liabilities	1.12%

Total	100.00%

E.I.I. International Property Fund

Countries[1]

Hong Kong	26.90%
Japan	18.54%
United Kingdom	14.05%
Singapore	11.32%
France	9.37%
Australia	5.96%
Thailand	3.12%
Spain	2.55%
Germany	2.26%
Sweden	1.66%
Italy	1.07%

Subtotal	96.80%
Other Assets In Excess Of Liabilities	3.20%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]

United States	47.91%
Hong Kong	14.59%
Japan	8.13%
United Kingdom	7.18%
Singapore	5.74%
France	5.20%
Canada	4.21%
Australia	3.16%
Thailand	1.78%
Spain	1.02%
Sweden	0.90%
Germany	0.28%
Italy	0.25%

Subtotal	100.35%
Liabilities In Excess Of Other Assets	-0.35%

Total	100.00%

[1]	As a percentage of net assets as of December 31, 2011. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

December 31, 2011
(unaudited)

	Shares	Value
COMMON STOCKS – 3.26%

Hotels & Lodging – 1.69%
Starwood Hotels & Resorts Worldwide, Inc.	7,300	$350,180

Total Hotels & Lodging (Cost $407,875)		350,180

Office Property – 1.57%
Brookfield Properties, Inc. (Canada)	20,900	326,876

Total Office Property (Cost $326,115)		326,876

Total Common Stocks (Cost $733,990)		677,056

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 93.68%

Apartments – 17.81%
American Campus Communities, Inc.	8,100	339,876
AvalonBay Communities, Inc.	9,300	1,214,580
BRE Properties, Inc., Class A	8,200	413,936
Essex Property Trust, Inc.	6,700	941,417
UDR, Inc.	31,200	783,120

Total Apartments (Cost $2,819,260)		3,692,929

Diversified – 4.73%
Entertainment Properties Trust	9,200	402,132
Vornado Realty Trust	7,519	577,910

Total Diversified (Cost $661,508)		980,042

Healthcare – 12.03%
HCP, Inc.	18,700	774,741
Health Care REIT, Inc.	14,000	763,420
Ventas, Inc.	17,350	956,506

Total Healthcare (Cost $1,781,510)		2,494,667

Hotels & Lodging – 2.27%
Host Hotels & Resorts, Inc.	25,613	378,304
Strategic Hotels & Resorts, Inc. *	17,300	92,901

Total Hotels & Lodging (Cost $297,565)		471,205

Industrials – 5.70%
Prologis, Inc.	41,339	1,181,882

Total Industrials (Cost $1,122,803)		1,181,882

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

December 31, 2011
(unaudited)

	Shares	Value
REITs (Continued)

Mixed – 1.10%
PS Business Parks, Inc.	4,100	$227,263

Total Mixed (Cost $228,273)		227,263

Office Property – 16.08%
Alexandria Real Estate Equities, Inc.	9,800	675,906
Boston Properties, Inc.	13,100	1,304,760
Douglas Emmett, Inc.	22,800	415,872
Highwoods Properties, Inc.	10,700	317,469
SL Green Realty Corp.	9,300	619,752

Total Office Property (Cost $2,798,620)		3,333,759

Regional Malls – 17.44%
CBL & Associates Properties, Inc.	14,100	221,370
Macerich Co. (The)	17,400	880,440
Simon Property Group, Inc.	15,700	2,024,358
Taubman Centers, Inc.	7,900	490,590

Total Regional Malls (Cost $1,993,578)		3,616,758

Self Storage – 6.97%
Public Storage, Inc.	8,565	1,151,650
Sovran Self Storage, Inc.	6,900	294,423

Total Self Storage (Cost $621,141)		1,446,073

Shopping Centers – 9.55%
DDR Corp.	52,500	638,925
Federal Realty Investment Trust	4,900	444,675
Ramco-Gershenson Properties Trust	9,500	93,385
Urstadt Biddle Properties, Class A	13,000	235,040
Weingarten Realty Investors	26,100	569,502

Total Shopping Centers (Cost $1,659,904)		1,981,527

Total Real Estate Investment Trusts (Cost $13,984,162)		19,426,105

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

December 31, 2011
(unaudited)

	Shares	Value

SHORT TERM INVESTMENT (UNITED STATES) – 1.94%
BlackRock Liquidity Funds Treasury Trust Fund	401,470	$401,470

Total Short Term Investment (United States) (Cost $401,470)		401,470

Total Investments – 98.88% (Cost $15,119,622)		20,504,631
Other Assets In Excess Of Liabilities – 1.12%		231,985

Net Assets – 100.00%		$20,736,616

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

December 31, 2011
(unaudited)

	Shares	Value
COMMON STOCKS – 67.10%

Germany – 2.26%
DIC Asset AG	800,718	$5,554,712
GSW Immobilien AG *	128,400	3,722,462

Total Germany (Cost $23,265,662)		9,277,174

Hong Kong – 26.90%
China Overseas Land & Investment, Ltd.	10,024,256	16,753,127
Guangzhou R&F Properties Co., Ltd.	6,500,000	5,138,671
Hang Lung Properties, Ltd.	5,681,300	16,166,241
Hysan Development Co., Ltd.	6,174,407	20,272,369
Kerry Properties, Ltd.	4,416,025	14,612,809
Lifestyle International Holdings, Ltd.	9,102,800	20,065,400
Shangri-La Asia, Ltd.	6,783,492	11,703,808
Sun Hung Kai Properties, Ltd.	450,000	5,640,499

Total Hong Kong (Cost $108,119,831)		110,352,924

Japan – 18.54%
AEON Mall Co., Ltd.	910,540	19,329,899
Daiwa House Industry Co., Ltd.	1,499,000	17,878,160
Mitsubishi Estate Co., Ltd.	1,175,000	17,555,541
Mitsui Fudosan Co., Ltd.	1,310,800	19,107,673
Sumitomo Realty & Development Co., Ltd.	125,000	2,189,165

Total Japan (Cost $93,757,117)		76,060,438

Singapore – 11.32%
Capitaland, Ltd.	6,169,600	10,512,174
City Developments, Ltd.	2,025,100	13,895,679
Hongkong Land Holdings, Ltd.	2,600,000	11,804,000
Keppel Land, Ltd.	1,750,000	2,995,258
Wing Tai Holdings, Ltd.	9,924,960	7,231,091

Total Singapore (Cost $65,470,052)		46,438,202

Spain – 2.55%
Melia Hotels International, SA	2,072,154	10,445,920

Total Spain (Cost $31,421,983)		10,445,920

Sweden – 1.66%
Castellum AB	547,513	6,786,184

Total Sweden (Cost $4,852,595)		6,786,184

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2011
(unaudited)

	Shares	Value
COMMON STOCKS (Continued)

Thailand – 3.12%
Central Pattana Public Co., Ltd.	10,689,800	$12,790,490

Total Thailand (Cost $8,046,465)		12,790,490

United Kingdom – 0.75%
Capital & Counties Properties plc	1,077,974	3,090,353

Total United Kingdom (Cost $2,981,702)		3,090,353

Total Common Stocks (Cost $337,915,407)		275,241,685

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 29.70%

Australia – 5.96%
GPT Group	3,680,280	11,556,042
Stockland	3,949,940	12,887,570

Total Australia (Cost $22,791,928)		24,443,612

France – 9.37%
ICADE	126,727	9,970,536
Klepierre	155,550	4,437,096
Unibail-Rodamco SE	133,617	24,020,451

Total France (Cost $43,202,535)		38,428,083

Italy – 1.07%
Immobiliare Grande Distribuzione	4,579,062	4,382,601

Total Italy (Cost $15,460,415)		4,382,601

United Kingdom – 13.30%
Derwent London plc	624,460	15,128,551
Great Portland Estates plc	1,742,761	8,741,953
Hammerson plc	1,300,000	7,267,984
Land Securities Group plc	1,817,600	17,938,328
Shaftesbury plc	759,432	5,510,104

Total United Kingdom (Cost $54,784,230)		54,586,920

Total Real Estate Investment Trusts (Cost $136,239,108)		121,841,216

Total Investments – 96.80% (Cost $474,154,515)		397,082,901
Other Assets In Excess Of Liabilities – 3.20%		13,127,910

Total Net Assets – 100.00%		$410,210,811

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2011
(unaudited)

	% of Net
Sector Diversification	Assets	Value
Real Estate	78.76%	$323,093,934
Consumer Cyclicals	18.04%	73,988,967

Total Investments	96.80%	397,082,901
Other Assets In Excess Of Liabilities	3.20%	13,127,910

Net Assets	100.00%	$410,210,811

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

December 31, 2011
(unaudited)

	Shares	Value
COMMON STOCKS – 34.01%

Germany – 0.28%
DIC Asset AG	143,066	$992,471

Total Germany (Cost $3,657,957)		992,471

Hong Kong – 14.59%
China Overseas Land & Investment, Ltd.	4,405,168	7,362,177
China Resources Land, Ltd.	922,000	1,481,544
Guangzhou R&F Properties Co., Ltd.	2,400,000	1,897,355
Hang Lung Properties, Ltd.	2,349,900	6,686,683
Hysan Development Co., Ltd.	2,796,113	9,180,450
Kerry Properties, Ltd.	2,274,123	7,525,167
Lifestyle International Holdings, Ltd.	4,191,400	9,239,148
Shangri-La Asia, Ltd.	3,817,950	6,587,249
Sun Hung Kai Properties, Ltd.	175,000	2,193,527

Total Hong Kong (Cost $59,176,603)		52,153,300

Japan – 8.13%
AEON Mall Co., Ltd.	377,600	8,016,089
Daiwa House Industry Co., Ltd.	610,000	7,275,302
Mitsubishi Estate Co., Ltd.	438,500	6,551,579
Mitsui Fudosan Co., Ltd.	495,000	7,215,668

Total Japan (Cost $34,057,427)		29,058,638

Singapore – 5.74%
Capitaland, Ltd.	2,831,050	4,823,731
City Developments, Ltd.	958,300	6,575,591
Hongkong Land Holdings, Ltd.	1,650,000	7,491,000
Wing Tai Holdings, Ltd.	2,250,000	1,639,297

Total Singapore (Cost $26,020,142)		20,529,619

Spain – 1.02%
Melia Hotels International, SA	720,000	3,629,586

Total Spain (Cost $7,486,067)		3,629,586

Sweden – 0.90%
Castellum AB	260,400	3,227,544

Total Sweden (Cost $3,041,010)		3,227,544

Thailand – 1.78%
Central Pattana Public Co., Ltd.	5,327,500	6,374,426

Total Thailand (Cost $4,296,866)		6,374,426

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2011
(unaudited)

	Shares	Value
COMMON STOCKS (Continued)

United States – 1.57%
Starwood Hotels & Resorts Worldwide, Inc.	117,100	$5,617,287

Total United States (Cost $6,811,027)		5,617,287

Total Common Stocks (Cost $144,547,099)		121,582,871

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 61.64%

Australia – 3.16%
CFS Retail Property Trust	1,000,000	1,723,415
GPT Group	1,350,000	4,238,986
Stockland	1,631,960	5,324,638

Total Australia (Cost $11,075,105)		11,287,039

Canada – 4.21%
Boardwalk Real Estate Investment Trust	150,700	7,461,407
RioCan Real Estate Investment Trust	293,062	7,603,079

Total Canada (Cost $14,356,637)		15,064,486

France – 5.20%
ICADE	92,850	7,305,185
Klepierre	51,172	1,459,692
Unibail-Rodamco	54,650	9,824,481

Total France (Cost $20,216,075)		18,589,358

Italy – 0.25%
Immobiliare Grande Distribuzione	928,200	888,376

Total Italy (Cost $3,551,954)		888,376

United Kingdom – 7.18%
Derwent London plc	280,000	6,783,452
Great Portland Estates plc	838,909	4,208,094
Hammerson plc	650,000	3,633,992
Land Securities Group plc	800,000	7,895,391
Shaftesbury plc	433,800	3,147,462

Total United Kingdom (Cost $24,505,540)		25,668,391

United States – 41.64%
American Campus Communities, Inc.	152,600	6,403,096
Boston Properties, Inc.	138,900	13,834,440
DDR Corp	297,000	3,614,490
Douglas Emmett, Inc.	215,500	3,930,720
Essex Property Trust, Inc.	108,600	15,259,386

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2011
(unaudited)

	Shares	Value
REITs (Continued)
United States (Continued)
Federal Realty Investment Trust	86,100	$7,813,575
HCP, Inc.	155,600	6,446,508
Health Care REIT, Inc.	146,400	7,983,192
Host Hotels & Resorts, Inc.	253,629	3,746,100
Prologis Inc	445,307	12,731,327
Public Storage, Inc.	76,400	10,272,744
Simon Property Group, Inc.	194,457	25,073,286
SL Green Realty Corp.	70,700	4,711,448
Taubman Centers, Inc.	103,995	6,458,090
UDR, Inc.	318,500	7,994,350
Ventas, Inc.	136,900	7,547,297
Vornado Realty Trust	66,010	5,073,529

Total United States (Cost $109,929,016)		148,893,578

Total Real Estate Investment Trusts (Cost $183,634,327)		220,391,228

SHORT TERM INVESTMENT (UNITED STATES) – 4.70%
Blackrock Liquidity Funds Treasury Trust Fund	16,810,091	16,810,091

Total Short Term Investment (United States) (Cost $16,810,091)		16,810,091

Total Investments – 100.35% (Cost $344,991,517)		358,784,190
Liabilities In Excess Of Other Assets – (0.35%)		(1,236,513)

Total Net Assets – 100.00%		$357,547,677

	% of Net
Sector Diversification	Assets	Value
Real Estate	84.76%	$303,049,936
Consumer Cyclicals	10.89%	38,924,163
Short-Term Investment	4.70%	16,810,091

Total Investments	100.35%	358,784,190
Liabilities In Excess Of Other Assets	(0.35)%	(1,236,513)

Net Assets	100.00%	$357,547,677

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

December 31, 2011
(unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund

ASSETS:
Investments in securities at fair value (Cost $15,119,622, $474,154,515 and $344,991,517)	$20,504,631	$397,082,901	$358,784,190
Cash	21,043	—	—
Dividends receivable	44,514	764,072	799,667
Receivable for investment securities sold	172,109	31,507,069	—
Receivable for fund shares sold	3,426,461	1,007,669	620,996
Tax reclaim receivables	—	346,012	53,573
Prepaid Expenses	804	27,427	14,927

Total Assets	24,169,562	430,735,150	360,273,353

LIABILITIES:
Payable for investment securities purchased	3,395,989	—	—
Due to custodian	—	13,146,808	1,142,234
Payable for fund shares redeemed	—	6,115,771	955,827
Investment advisor fees payable	2,981	265,517	220,881
Administration fees payable	2,159	58,304	45,464
Transfer agent fees payable	302	13,985	5,900
Audit and tax fees payable	20,582	29,476	21,764
Custodian fees payable	3,142	70,051	24,891
Trustee fees payable	316	11,425	4,933
Accrued expenses and other payables	7,475	813,002	303,782

Total Liabilities	3,432,946	20,524,339	2,725,676

NET ASSETS	$20,736,616	$410,210,811	$357,547,677

NET ASSETS consist of:
Par value	47,203	304,297	266,470
Additional paid-in capital	19,295,918	795,577,474	405,973,955
Accumulated undistributed/overdistributed net investment income	(9)	(22,984,018)	(8,503,891)
Accumulated net realized loss on investment transactions and foreign currency transactions	(3,991,505)	(285,391,659)	(53,938,499)
Net unrealized depreciation on foreign currency	—	(223,669)	(43,031)
Net unrealized appreciation (depreciation) on investment securities	5,385,009	(77,071,614)	13,792,673

NET ASSETS	$20,736,616	$410,210,811	$357,547,677

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	4,720,327	30,429,683	26,646,960

NET ASSET VALUE, offering and redemption price per share**
Institutional Class Share	$4.39	$13.48	$13.42

**	E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Six Months Ended December 31, 2011
(unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund

INVESTMENT INCOME:
Dividends (less foreign taxes withheld $0, $275,245 and $126,068)	$189,392	$5,216,756	$3,436,241

Total Investment Income	189,392	5,216,756	3,436,241

EXPENSES:
Investment advisory fees (see note C)	65,776	2,036,362	1,279,012
Administration fees	13,155	407,272	255,803
Trustees fees and expenses	775	25,533	14,569
Transfer agent fees	2,693	87,416	39,617
Legal fees	1,231	40,657	23,391
Audit and tax fees	15,375	26,191	17,655
Custodian fees	5,469	115,256	54,432
Registration and filing fees	6,506	16,560	22,459
Miscellaneous expenses	8,052	76,020	29,139

Total Expenses	119,032	2,831,267	1,736,077
Less: expenses waived / reimbursed by Adviser (see note C)	(48,871)	(116,118)	(30,727)

Net Expenses	70,161	2,715,149	1,705,350

Net Investment Income	119,231	2,501,607	1,730,891

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions	1,019,357	(28,406,512)	867,437
Net realized gain on foreign currency transactions	—	186,375	1,493
Net change in unrealized depreciation on investment securities	(1,212,909)	(123,412,741)	(47,649,317)
Net change in unrealized depreciation on foreign currency transactions	—	(243,332)	(47,106)

Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	(193,552)	(151,876,210)	(46,827,493)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(74,321)	$(149,374,603)	$(45,096,602)

*	Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in deferred foreign capital gains tax of ($754,955) and ($302,564), respectively, on certain appreciation of certain foregin securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Six Months Ended
	December 31, 2011	Year Ended
	(unaudited)	June 30, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$119,231	$183,375
Net realized gain on investment transactions	1,019,357	1,765,726
Net change in unrealized appreciation (depreciation) on investment securities	(1,212,909)	2,936,759

Net increase (decrease) in net assets from operations	(74,321)	4,885,860

Distributions From:
Net investment income	(139,456)	(258,325)

Total Distributions	(139,456)	(258,325)

Capital Share Transactions — Institutional Class:
Shares issued	3,426,462	5,577,500
Shares reinvested	115,051	167,104
Shares redeemed	(1,313,358)	(5,233,636)
Redemption fees	195	1,716

Net increase from capital share transactions	2,228,350	512,684

Total increase in net assets	2,014,573	5,140,219

NET ASSETS
Beginning of Period	18,722,043	13,581,824

End of Period	$20,736,616	$18,722,043

Shares Issued and Redeemed — Institutional Class:
Shares issued	780,515	1,398,801
Shares reinvested	26,852	44,609
Shares redeemed	(309,421)	(1,283,874)

	497,946	159,536

Undistributed (Overdistributed) Net Investment Income (Loss)	$(9)	$20,216

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Six Months Ended
	December 31, 2011	Year Ended
	(unaudited)	June 30, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,501,607	$12,269,900
Net realized loss on investments transactions	(28,406,512)	(5,412,871)
Net realized gain (loss) on foreign currency transactions	186,375	(170,194)
Net change in unrealized appreciation (depreciation) on investment securities	(123,412,741)	150,719,145
Translation of assets and liabilities in foreign currencies	(243,332)	184,545

Net increase (decrease) in net assets from operations	(149,374,603)	157,590,525

Distributions From:
Net investment income	(29,197,634)	(12,196,659)

Total Distributions	(29,197,634)	(12,196,659)

Capital Share Transactions — Institutional Class:
Shares issued	65,974,693	186,565,509
Shares reinvested	17,506,687	8,316,662
Shares redeemed	(134,199,556)	(147,954,325)
Redemption fees	21,546	18,669

Net Increase (decrease) from capital share transactions	(50,696,630)	46,946,515

Total Increase (decrease) in net assets	(229,268,867)	192,340,381

NET ASSETS
Beginning of Period	639,479,678	447,139,297

End of Period	$410,210,811	$639,479,678

Shares Issued and Redeemed — Institutional Class:
Shares issued	4,033,496	10,307,853
Shares reinvested	1,312,345	461,524
Shares redeemed	(8,807,721)	(8,358,894)

	(3,461,880)	2,410,483

Undistributed (Overdistributed) Net Investment Income (Loss)	$(22,984,018)	$3,712,009

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Six Months Ended
	December 31, 2011	Year Ended
	(unaudited)	June 30, 2011

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,730,891	$4,954,409
Net realized gain on investment transactions	867,437	3,640,814
Net realized gain (loss) on foreign currency transactions	1,493	(25,027)
Net change in unrealized appreciation (depreciation) on investment securities	(47,649,317)	70,099,601
Translation of assets and liabilities in foreign currencies	(47,106)	22,003

Net increase (decrease) in net assets from operations	(45,096,602)	78,691,800

Distributions From:
Net investment income	(11,697,724)	(5,358,833)

Total Distributions	(11,697,724)	(5,358,833)

Capital Share Transactions — Institutional Class:
Shares issued	84,712,625	116,017,814
Shares reinvested	11,216,275	5,082,155
Shares redeemed	(28,712,251)	(50,579,927)
Redemption fees	3,467	1,297

Net increase from capital share transactions	67,220,116	70,521,339

Total increase in net assets	10,425,790	143,854,306

NET ASSETS
Beginning of Period	347,121,887	203,267,581

End of Period	$357,547,677	$347,121,887

Shares Issued and Redeemed — Institutional Class:
Shares issued	5,931,603	8,267,776
Shares reinvested	842,063	345,604
Shares redeemed	(1,999,747)	(3,515,600)

	4,773,919	5,097,780

Undistributed (Overdistributed) Net Investment Income (Loss)	$(8,503,891)	$1,462,942

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months
	Ended
	December 31, 2011		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007

Net Asset Value, Beginning of Period	$4.43		$3.34	$2.26	$4.04	$6.24	$10.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.03		0.04 (1)	0.08	0.08	0.10	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.04)		1.12	1.07	(1.76)	(0.70)	1.37

Total from Investment Operations	(0.01)		1.16	1.15	(1.68)	(0.60)	1.50

LESS DISTRIBUTIONS:
Net Investment Income	(0.03)		(0.07)	(0.07)	(0.09)	(0.09)	(0.12)
Net Realized Gains on Securities	—		—	—	(0.01)	(1.51)	(5.99)

Total Distributions	(0.03)		(0.07)	(0.07)	(0.10)	(1.60)	(6.11)

REDEMPTION FEES	—	(2)	— (2)	—	—	—	—

Net Asset Value, End of Period	$4.39		$4.43	$3.34	$2.26	$4.04	$6.24

Total Return(4)	(0.11	)%(3)	34.96%	51.56%	(42.14)%	(10.82)%	9.58%

Net Assets, End of Period (thousands)	$20,737		$18,722	$13,582	$13,459	$26,889	$28,146
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80	%(5)	0.80%	0.80%	0.80%	0.84%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.36	%(5)	1.44%	1.78%	1.61%	1.27%	1.26%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.36	%(5)	1.09%	2.52%	2.82%	1.84%	1.16%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.80	%(5)	0.45%	1.54%	2.01%	1.41%	0.90%
Portfolio Turnover Rate	35	%(3)(6)	99%	110%	71%	132%	76%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(4)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(5)	Annualized.
(6)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months
	Ended
	December 31, 2011		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007

Net Asset Value, Beginning of Period	$18.87		$14.20	$13.36	$16.79	$24.41	$17.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.11		0.36	0.23 (1)	0.26	0.29	0.26 (1)
Net Gain (Loss) on Securities (Realized and Unrealized)	(4.53)		4.68	0.86	(3.36)	(7.35)	7.21

Total from Investment Operations	(4.42)		5.04	1.09	(3.10)	(7.06)	7.47

LESS DISTRIBUTIONS:
Net Investment Income	(0.97)		(0.37)	(0.25)	(0.30)	(0.21)	(0.39)
Net Realized Gains on Securities	—		—	—	(0.03)	(0.35)	(0.32)

Total Distributions	(0.97)		(0.37)	(0.25)	(0.33)	(0.56)	(0.71)

REDEMPTION FEES(2)	—		—	—	—	—	—

Net Asset Value, End of Period	$13.48		$18.87	$14.20	$13.36	$16.79	$24.41

Total Return(3)	(23.35	)%(4)	35.63%	7.96%	(17.99)%	(29.39)%	42.61%

Net Assets, End of Period (thousands)	$410,211		$639,480	$447,139	$460,171	$704,872	$567,638
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00	%(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.04	%(5)	1.03%	1.05%	1.05%	1.01%	1.12%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.92	%(5)	2.11%	1.49%	1.78%	1.56%	1.12%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.88	%(5)	2.08%	1.44%	1.73%	1.55%	1.00%
Portfolio Turnover Rate	3	%(4)	10%	8%	21%	11%	20%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months
	Ended
	December 31, 2011		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	(unaudited)		June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007(1)

Net Asset Value, Beginning of Period	$15.87		$12.12	$10.05	$14.01	$19.22	$20.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.06		0.22	0.19	0.22	0.18	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.06)		3.79	2.07	(4.00)	(5.22)	(0.87)

Total from Investment Operations	(2.00)		4.01	2.26	(3.78)	(5.04)	(0.78)

LESS DISTRIBUTIONS:
Net Investment Income	(0.45)		(0.26)	(0.19)	(0.18)	(0.16)	—
Net Realized Gains on Securities	—		—	—	—	(0.01)	—

Total Distributions	(0.45)		(0.26)	(0.19)	(0.18)	(0.17)	—

REDEMPTION FEES(2)	—		—	—	—	—	—

Net Asset Value, End of Period	$13.42		$15.87	$12.12	$10.05	$14.01	$19.22

Total Return(3)	(12.60	)%(4)	33.26%	22.36%	(26.75)%	(26.34)%	(3.90	)%(4)

Net Assets, End of Period (thousands)	$357,548		$347,122	$203,268	$107,975	$144,968	$71,244
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00	%(5)	1.00%	1.00%	1.00%	1.00%	1.00	%(5)
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.02	%(5)	1.03%	1.06%	1.12%	1.05%	1.57	%(5)
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.02	%(5)	1.65%	1.87%	2.35%	1.60%	1.74	%(5)
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.00	%(5)	1.63%	1.81%	2.23%	1.55%	1.17	%(5)
Portfolio Turnover Rate	8	%(4)	18%	19%	39%	18%	8	%(4)

(1)	The Fund commened operation on February 1, 2007.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

December 31, 2011
(unaudited)

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctaution.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2011, the Adviser and Investor classes have not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2011
(unaudited)

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated the fair valuation of each Fund’s portfolio securities to the Adviser. BNY Mellon Investment Servicing (US) Inc., which act as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities. To assist with their responsibilities, the Adviser and/ or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements: The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the price that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2011
(unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of December 31, 2011:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	December 31, 2011	Price	Input	Input
Investments in Securities*	$20,504,631	$20,504,631	$—	$—

Total	$20,504,631	$20,504,631	$—	$—

*	See Schedule of Investments for geographic and industry sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	December 31, 2011	Price	Input	Input
Investments in Securities*	$397,082,901	$397,082,901	$—	$—

Total	$397,082,901	$397,082,901	$—	$—

*	See Schedule of Investments for geographic and sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	December 31, 2011	Price	Input	Input
Investments in Securities*	$358,784,190	$358,784,190	$—	$—

Total	$358,784,190	$358,784,190	$—	$—

*	See Schedule of Investments for geographic and sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value heirarchy are recognized as of the beginning of the reporting period. There were no transfers between any of the levels during the year ended December 31, 2011. Additionally, there were no level 3 investments held during the year.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2011
(unaudited)

foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statement of Operations under net change in unrealized appreciation on investment securities.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of December 31, 2011, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

New Accounting Pronouncement: In May 2011, the Financial Accounting Standards Board (“FASB”) issued codification Accounting Standards Update (“ASU”) No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2011
(unaudited)

in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value. The new and revised disclosures are effective for annual reporting periods beginning after December 15, 2011 and interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed by Management, but it is not expected to have a material impact on the financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. Adoption of this Act has been assessed by Management, and is not expected to have a material impact on the financial statements.

Real Estate Securities Risk: The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the “Adviser” or “E.I.I.”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2011
(unaudited)

Administration Fee

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc., under which E.I.I. pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust. Effective July 1, 2011 PFPC Trust Company was renamed The Bank of New York Mellon.

Trustees Fee

Effective January 1, 2011, the Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. (Prior to January 1, 2011, the Funds paid each Independent Trustee an annual fee of $16,000 and the Chairman of the Board $20,000. The renumeration paid to the Trustees prior to January 1, 2011 was $26,000.) The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the six months ended December 31, 2011 was $43,000.

Distributor

BNY Mellon Distributors LLC, formerly known as BNY Mellon Distributors Inc., serves as the distributor of the Funds’ shares. BNY Mellon has announced recently the sale of BNY Mellon Distributor LLC and its subsidiary broker dealers to Foreside Financial. It is expected that this transaction will close in the 2nd quarter of 2012. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitation stated above. The total amount of fees waived and/or assumed

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2011
(unaudited)

by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Six month ended December 31, 2011	$48,871	$116,118	$30,727
Fiscal Year ended 2011	107,460	184,715	77,943
Fiscal Year ended 2010	143,446	273,548	103,171
Fiscal Year ended 2009	140,168	210,039	130,210

Total	$439,945	$784,420	$342,051

D. Investment Transactions:

For the Six Months Ended December 31, 2011, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund*	Property Fund	Property Fund
Purchases	$6,148,709	$13,245,138	$84,574,709
Sales	7,329,146	82,299,899	25,157,545

*	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

E. Components of Distributable Earnings:

As of June 30, 2011, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Undistributed ordinary income	$20,216	$29,193,513	$11,693,127
Unrealized appreciation (depreciation)*	6,268,176	14,306,980	48,949,445

Total accumulated earnings	$6,288,392	$43,500,493	$60,642,572

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (“PFIC”).

As of June 30, 2011, the capital loss carryforwards available to offset possible future gains are as follows:

	Capital Loss
Fund	Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$(4,681,120)	$(39,353)	$(4,641,767)	$—
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(52,515,685)	(11,671,017)	(40,844,668)	—

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2011
(unaudited)

F. Post October loss:

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2011, the post-October capital and foreign currency losses deferred are as follows:

	Post-October	Post-October
	Capital Loss	Foreign Currency
Fund	Deferral	Loss Deferral
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	—	80,747
E.I.I. Global Property Fund	—	17,677

Such losses will be treated as arising on the first day of the fiscal year ended June 30, 2012.

G. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2011 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$15,119,622	$5,496,344	$(111,335)	$5,385,009
E.I.I. International Property Fund	474,154,515	36,445,270	(113,516,884)	(77,071,614)
E.I.I. Global Property Fund	344,991,517	46,594,759	(32,802,086)	13,792,673

H. Subsequent Events:

The Bank of New York Mellon Corporation (“BNY Mellon”) recently announced that it has agreed to sell BNY Mellon Distributors LLC and its four subsidiaries (“Distributor”) to Foreside Distributors, a subsidiary of Foreside Financial Group (the “Transaction”). Subject to any necessary approvals, the Transaction is anticipated to close in the first half of 2012. Upon the closing of the Transaction, Distributor will become an indirect, wholly owned subsidiary of Foreside Financial Group, and it is anticipated will be named Foreside Funds Distributors LLC.

A Special Meeting of Shareholders took place on February 10, 2012 to elect Trustees of the Trust. The Proposal set out six Nominees: four of the Nominees were present Trustees of the Trust and two of the Nominees were new candidates. The Proposal was passed at the Special Meeting and Michael J. Abbott and Richard J. Adler, currently President of the Trust, were elected to the Board along with the four exiting Trustees.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

December 31, 2011

E.I.I. Realty Securities Trust Proxy Voting Guidelines

E.I.I. Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended December 31, 2011 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.govand may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser & Administrator

E.I.I. Realty Securities, Inc.
640 Fifth Avenue
8th Floor
New York, NY 10019
(800) 667-0794

Sub-Administrator

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian

The Bank of New York Mellon
2 Hanson Place
Brooklyn, NY 11217

Distributor*

BNY Mellon Distributors LLC
760 Moore Road
King of Prussia, PA 19406

Legal Counsel

Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Officers & Trustees

Richard J. Adler, President &
Chief Executive Officer
Kathleen Heineken, Secretary
Michael J. Meagher, Treasurer &
Chief Compliance Officer
Warren K. Greene, Independent
Chairman & Trustee
Joseph Gyourko, Independent Trustee
Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee

*BNY Mellon has announced recently the sale of BNY Mellon Distributors LLC and its subsidiary broker dealers to Foreside Financial. It is expected that this transaction will close in the 2nd quarter of 2012.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) EII Realty Securities Trust

By (Signature and Title)*	/s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer
(principal executive officer)
Date 2/28/12
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer
(principal executive officer)
Date 2/28/12

By (Signature and Title)*	/s/ Michael J. Meagher

Michael J. Meagher, Vice President and Treasurer
(principal financial officer)
Date 2/28/12

*	Print the name and title of each signing officer under his or her signature.